UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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QUALCOMM INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 16, 2018, Qualcomm Incorporated (“Qualcomm”) posted the following materials to www.qcomvalue.com.

ADDmONALINFORMAllON Qualcomnhas led o defnruveproxy stotement and WHITEproxy cardwiththe U.S.Se<ulb..sand Excha ogeCorr.noSOIOO (the·sECjin connection with its solicitationof pro>OeS fcx rt:s 2018 Annuol ng of S(the "2018 AnnuoMl eeting"). QUALCOMM SToa<HOLDERS ARESTRONGLY ENCOURAGED TO READ THEDERNITIVEPROXY STATEMENT (ANDANY AMENDMENTS AND SUPPl£MENTS THERETO)ANDACCOMPANYING WHITE PROXY CARDAS THEY CONTAINIMPORTANT INFORMAllON. Stockholdersmay obtain the proxy statement.orry ane11d11 "'*ots 0< supplements to theproxy stotemf!l1t and <>the< c:loa.nlents as and when filedby Quok:orrm with the SEC Without charge from the SEC's websrte at www.sec.gov. CERTAININFORMAllON REGARDINGPARTICiPANTS Qualcorrm.1ts dorectO<S and oertoin of Its executiveofficersmay bedeemed tobeporticipantsincoo •oecbonwith thesollcitotion of pra><ies fromQualcomm's stockholders on connection with the tobe considered at the 2018 AnnuolMeeting. Info!motion regarding theidentity of potentialporti<:iponts. and theif dwect Of ndwect interests. by securityholdings or otherwise1, S set forth in the proxy statement and other materiols tobe ftedwith the SEC.These documents con be obtatned free of chotg<! fromthe sourcesrKiootedoboYe. CAUllONARY NOTE R£QARDINQ FORWARO·LOOKJNQSTATEMENTS Any statements conto•ned on this websrte that ore nothistoricalfacts ore forward-looldngstatements os d nedonthe U.S.Pr1vateSecurities UtigalionReform Act of1995.Addibooolly,statementsregord•ng operot•ng results for future years,growth inoperating results and the factors contributing to future operating results;theresolut•onofllcensingdisputes and the impact ond timing thereof; e><peetedmarket. 1ndustry.geogrophic and organic growth ond trends;future serviceable addressablemarket s•ze ond growth;antiCipated contributions fromand growth innew opportunities;benefrom plannedcost reductiON; te<:hnology and product leadership and trendsq; uolcomm's positioning to bfromony of the obove;potentiol ts and upside to qualcomrn's stockholdersrelated to any of the above: •expect;•forecast.••intend.••may·;plan·;proJect.•"predict.""should; and the regulatory process and regulatory uncertaintyare forword-lookingstatements. Words such as "ontictpate";believe•e; stimate; "w!ll" and similar eocpressions areintended toidentify such forward-looking statements.These statements are basedon Quolcomrn's current expectations or beliefs,and ore subject touncertainty ondchoroges 1n clrcumstanoes.Actuarlesults moy differ materiolly fromthose expressedor implied by the statementsherein due to changesin economic,business. competitive,technologicasl trategic ond/or regulatory factors.and other factors affecting theoperations of Quolcomm.Moredetailed informationabout these factors may be found in Qualcornrn's filings with theSEC,including those discussed'"quolcomm's most recent AnnuaRl epO<t on Form10-Kond in any subsequent periodicreports onForm10-Q ondForm S·K. each of which is on file w!th theSECond 0110ilab!e at the SEC's website ot www.se<:.gov.SEC filings fot quolcommore also ovoilable in the Investor Relations sectionof qualcomm's websiteat www.quolcoiTVTI.corn. Qualcommis not obligated toupdate these forward-looking statements to refle<:t events or circumstances after the dateof such statements.Readers orecautioned not toplaceundue reUonce on these foiWOrd-looking statements,which speak onlyos of their dotes. ThirdPartyInformation This website moy contain ot refe< to news. corrmentory ondother information relating to quo1cornmgenerated by, or sourced from. persons or companies that arenot affitioted with Qualcomrn. The author ond source of ony th td party informationondthe dote of its publiootioooredeorly ond protn nendy odenb ed.Quolcommhasneother sought nor obtained permission to use or quote such th•rd porty onformation. ncludng.Without Um totion. onformationgenerated by Sroodcom Umitedand certoonof Its affiliates (together, ·eraodooo1o").QUALCOMMHAS NOT ASSISTEDIN THE PREPARAllONOF THE THIRD PARTY INFORMATION.INCLUDING.wrTHOUT LIMITAllON.INFORMAllONGENERATEDBY BROADCOM. CANNOT GUARANTEEll-1E ACCURACY.llMEUNESS,COMPLETENESS OR AVAILASIUTY OF THETHIRD PARTY INFORMAllON.AND OOES NOT EXPUaTLY OR IMPLJCITLY ENDORSE OR APPROVE SUCH lNFORMAllON. I hove read the disdorner above.

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote >

Creating substantial near- and long-term value. Support Qualcomm.

No company is better positioned in 5G, mobile, IoT, automotive, computing and networking within our industry. The Qualcomm Board of Directors and management team are executing a strategy to generate substantial near- and long-term value creation for stockholders.

We ask for your support in the upcoming election: vote FOR the re-election of Qualcomm's highly qualified slate of directors on the WHITE proxy card today. Discard any Blue proxy cards you receive.

How to Vote >

Stockholder Letters > | Press Releases > | Additional Materials >


Qualcomm

Investor Presentation Discussion

Qualcomm's management team walks through the Company's strategy and near- and long-term value creation opportunities, as well as Broadcom's low value and high risk proposal to acquire Qualcomm.

View the Qualcomm Investor Presentation >



5G Leadership

Qualcomm CEO Steve Mollenkopf discusses the Company's leadership in 5G and how it will drive long-term stockholder value.

View all videos

Qualcomm has significant business momentum and the right strategy to create both near- and long-term stockholder value.

Qualcomm's world-class Board is committed and best qualified to execute the strategy to drive value creation for all Qualcomm stockholders.

Broadcom's opportunistic proposal dramatically undervalues Qualcomm and there is significant doubt about whether it can ever be completed.

Broadcom's conflicted Board slate has limited relevant expertise and would expose Qualcomm to significant risk.

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

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Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore
- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

Stay informed.

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Email Address | Sign up >

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© 2018 Qualcomm Incorporated

Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts

How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

Barbara T. Alexander

Ms. Alexander has been an independent consultant since February 2004. She was a senior advisor for UBS from October 1999 to January 2004 and a managing director of Dillon Read & Co., Inc. from January 1992 to September 1999. Prior to joining Dillon Read, Ms. Alexander was a managing director in the corporate finance department of Salomon Brothers. Ms. Alexander has been a director of Choice Hotels International, Inc. since February 2012. She previously served as a director of Allied World Assurance Company Holdings, Ltd. from August 2009 to August 2017 and KB Home from October 2010 to April 2014, and has served as a director of a number of other public companies throughout her career. Ms. Alexander holds B.S. and M.S. degrees in theoretical mathematics from the University of Arkansas.

We believe Ms. Alexander's qualifications to serve on our Board include her significant financial and accounting experience. In addition, she has extensive experience serving on several other public company boards, including in most instances service on the compensation committee and/or the audit committee of those other boards, which provides valuable insights to our Board, including regarding risk management issues.

- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore
- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

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© 2018 Qualcomm Incorporated

Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

› Barbara T. Alexander

⌄ Jeffrey W. Henderson

Mr. Henderson has been an Advisory Director to Berkshire Partners LLC, a private equity firm, since September 2015. He served as Chief Financial Officer of Cardinal Health Inc., a health care services company, from May 2005 to November 2014. Prior to joining Cardinal Health, Mr. Henderson held multiple positions at Eli Lilly and General Motors, including serving as President and General Manager of Eli Lilly Canada, Controller and Treasurer of Eli Lilly Inc., and in management positions with General Motors in Great Britain, Singapore, Canada and the U.S. Mr. Henderson has been a director of Halozyme Therapeutics, Inc. since August 2015 and a director of FibroGen, Inc. since August 2015. Mr. Henderson holds a B.S. degree in electrical engineering from Kettering University and an M.B.A. degree from Harvard Business School.

We believe Mr. Henderson's qualifications to serve on our Board include his financial and operational management experience, including his significant experience in international operations, which is a source of valuable insights to our Board. His experience in senior operational and financial management positions at companies that experienced significant growth and transformation, including into additional business areas, also provides a useful resource to our senior management. He has been designated as an audit committee financial expert.

› Thomas W. Horton
Presiding Director

› Paul E. Jacobs
Executive Chairman and Chairman of the Board, Qualcomm Incorporated

› Ann M. Livermore

› Harish Manwani

› Mark D. McLaughlin

› Steve Mollenkopf
Chief Executive Officer, Qualcomm Incorporated

› Clark T. "Sandy" Randt, Jr.

› Francisco Ros

› Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

Stay informed.

Sign up for email alerts below.

Email Address | Sign up >

Contacts | Disclaimer

© 2018 Qualcomm Incorporated

Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director

Mr. Horton has been a Senior Advisor in the Industrials and Business Services Group of Warburg Pincus LLC, a private equity firm focused on growth investing, since October 2015. Mr. Horton was Chairman of American Airlines Group Inc. (formed upon the merger of AMR Corporation (AMR) and US Airways Group, Inc.) from December 2013 to June 2014 and Chairman of American Airlines, Inc. (American) from November 2011 to June 2014. He was Chairman and Chief Executive Officer of AMR and Chief Executive Officer of American from November 2011 to December 2013, and President of AMR and American from July 2010 to December 2013. He served as Executive Vice President and Chief Financial Officer of AMR and American from March 2006 to July 2010. He served as Vice Chairman and Chief Financial Officer of AT&T Corporation (AT&T) from January 2002 to February 2006. Prior to joining AT&T, Mr. Horton was Senior Vice President and Chief Financial Officer of AMR from January 2000 to January 2002 and served in numerous management positions with AMR commencing in 1985. Mr. Horton has been a director of Wal-Mart Stores, Inc. since November 2014. Mr. Horton holds a B.B.A. degree in accounting from Baylor University and an M.B.A. degree from Southern Methodist University.

We believe Mr. Horton's qualifications to serve on our Board include his management, financial and accounting experience gained through service in senior operational and financial management positions, including as Chief Executive Officer and Chief Financial Officer, at two multinational Fortune 500 companies. In particular, Mr. Horton's experience in operational and financial management bring valuable insights to our Board, as well as providing a useful resource to our senior management.

- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore
- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

Stay informed.

Sign up for email alerts below.

Email Address | Sign up >

Contacts | Disclaimer
© 2018 Qualcomm Incorporated
Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated

Dr. Jacobs is our Executive Chairman and Chairman of the Board. He has served as Chairman of the Board since March 2009, as Executive Chairman since March 2014 and as a director since June 2005. He served as Chief Executive Officer from July 2005 to March 2014 and as Group President of Qualcomm Wireless & Internet from July 2001 to July 2005. In addition, he served as an executive vice president from February 2000 to July 2005. Dr. Jacobs serves on the Board of Directors for FIRST®, OneWeb, Light and Dropbox. Dr. Jacobs holds a B.S. degree in electrical engineering and computer science, an M.S. degree in electrical engineering and a Ph.D. degree in electrical engineering and computer science from the University of California, Berkeley. Additionally, Dr. Jacobs was elected to the National Academy of Engineering in 2016 and the American Academy of Arts & Sciences in 2017.

We believe Dr. Jacobs's qualifications to serve on our Board include his extensive business, operational and management experience in the wireless telecommunications industry, including his current position as our Executive Chairman and his prior service as our Chief Executive Officer. His extensive knowledge of our business, products, strategic relationships and opportunities, as well as the rapidly evolving technologies and competitive environment in our industry, bring valuable insights and knowledge to our Board.

- Ann M. Livermore
- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

Stay informed.

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Email Address | Sign up >

Contacts | Disclaimer
© 2018 Qualcomm Incorporated

Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts

How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore

Ms. Livermore served as Executive Vice President of the Enterprise Business at Hewlett-Packard Company (HP) from May 2004 to June 2011 and as Executive Vice President of HP Services from 2002 to May 2004. She joined HP in 1982 and served in a number of management and leadership positions across the company. Ms. Livermore has been a director of United Parcel Services, Inc. since November 1997 and Hewlett Packard Enterprise Company since November 2015. Ms. Livermore was a director of HP from June 2011 to November 2015. Ms. Livermore holds a B.A. degree in economics from the University of North Carolina, Chapel Hill and an M.B.A. degree from Stanford University.

We believe Ms. Livermore's qualifications to serve on our Board include her extensive operational experience in senior positions, including leading complex global business organizations with large workforces. Her significant experience in the areas of technology, marketing, sales, research and development and business management provide valuable insights to our Board and also provide useful resources to our senior management. Our Board and senior management also benefit from Ms. Livermore's experience from serving on other public company boards.

- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

Stay informed.

Sign up for email alerts below.

Email Address | Sign up >

Contacts | Disclaimer

© 2018 Qualcomm Incorporated

Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore
- Harish Manwani

Mr. Manwani has been a Global Executive Advisor to Blackstone Private Equity group since February 2015. Mr. Manwani was the Chief Operating Officer for Unilever PLC, a leading global consumer products company, from September 2011 to December 2014. He served as Unilever's President, Asia, Africa, Middle East and Turkey, which was later extended to include Central and Eastern Europe, from April 2005 to August 2011. He served as Unilever's President, Home & Personal Care, North America from March 2004 to March 2005. He served as Unilever's President, Home & Personal Care, Latin America and as the Chairman of Unilever's Latin America Advisory Council from April 2001 to February 2004. He served as Unilever's Senior Vice President, Global Hair and Oral Care from June 2000 to March 2001. He joined Hindustan Unilever Limited as a management trainee in 1976 and subsequently held various general management positions of increasing responsibilities within Unilever globally. Mr. Manwani has been the Non-Executive Chairman of Hindustan Unilever Limited since July 2005 and a director of Whirlpool Corporation since August 2011, Pearson plc since October 2013 and Nielsen Holdings plc since January 2015. Mr. Manwani holds a B.Sc. honors degree in statistics and an M.M.S. degree in management studies, both from Mumbai University in India. He has also attended the Advanced Management Program at Harvard Business School.

We believe that Mr. Manwani's qualifications to serve on our Board include his substantial management experience involving international operations, particularly in Asia. His executive management experience, particularly with respect to strategic planning and leadership of complex organizations, provides a valuable resource for our senior management. His experience on the boards of several other companies also brings valuable insights to our Board.

- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

Stay informed.

Sign up for email alerts below.

Email Address | Sign up >

Contacts | Disclaimer
© 2018 Qualcomm Incorporated

Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote ›

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

› Barbara T. Alexander

› Jeffrey W. Henderson

› Thomas W. Horton
Presiding Director

› Paul E. Jacobs
Executive Chairman and Chairman of the Board, Qualcomm Incorporated

› Ann M. Livermore

› Harish Manwani

⌄ Mark D. McLaughlin

Mr. McLaughlin has been the Chairman of the Board and Chief Executive Officer of Palo Alto Networks, Inc., a network security company, since August 2016. He served as Chairman of the Board, President and Chief Executive Officer from April 2012 to August 2016. He joined Palo Alto Networks as President and Chief Executive Officer, and as a director, in August 2011 and became Chairman of the Board in April 2012. Mr. McLaughlin served as President and Chief Executive Officer and as a director of VeriSign, Inc., a provider of Internet infrastructure services, from August 2009 to August 2011 and as President and Chief Operating Officer from January 2009 to August 2009. Mr. McLaughlin served in various other management and leadership roles at VeriSign from February 2000 through November 2007 and provided consulting services to VeriSign from November 2008 to January 2009. Prior to joining VeriSign, Mr. McLaughlin was Vice President, Sales and Business Development at Signio Inc., an internet payments company acquired by VeriSign in February 2000. President Barack Obama appointed Mr. McLaughlin to serve on the National Security Telecommunications Advisory Committee (NSTAC) in January 2011 and to the position of Chairman of the NSTAC in November 2014. Mr. McLaughlin served as a director of Opower, Inc. from October 2013 to June 2016. Mr. McLaughlin holds a B.S. degree from the U.S. Military Academy at West Point and a J.D. from Seattle University School of Law.

We believe Mr. McLaughlin's qualifications to serve on our Board include his operational and management experience at several technology companies. Mr. McLaughlin's service on the National Security Telecommunications Advisory Committee, as well as his experience as Chief Executive Officer and a member of the board of directors of a network security company, provide him with significant knowledge regarding the operations and security of telecommunications systems and cybersecurity matters, which bring valuable insights to our Board.

› Steve Mollenkopf
Chief Executive Officer, Qualcomm Incorporated

› Clark T. "Sandy" Randt, Jr.

› Francisco Ros

› Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote ›

Stay informed.

Sign up for email alerts below.

Email Address | Sign up ›

Contacts | Disclaimer
© 2018 Qualcomm Incorporated
Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote >

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore
- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated

Mr. Mollenkopf has served as our Chief Executive Officer since March 2014 and as a director since December 2013. He served as Chief Executive Officer-elect and President from December 2013 to March 2014 and as President and Chief Operating Officer from November 2011 to December 2013. In addition, he served as Executive Vice President and Group President from September 2010 to November 2011, and as Executive Vice President and President of QCT from August 2008 to September 2010. Mr. Mollenkopf joined Qualcomm in 1994 as an engineer and throughout his tenure at Qualcomm has held several other technical and leadership roles. Mr. Mollenkopf has been a director of General Electric Company since November 2016. Mr. Mollenkopf holds a B.S. degree in electrical engineering from Virginia Tech and an M.S. degree in electrical engineering from the University of Michigan.

We believe Mr. Mollenkopf's qualifications to serve on our Board include his extensive business, operational and management experience in the wireless telecommunications industry, including his current position as our Chief Executive Officer. His extensive knowledge of our business, products, strategic relationships and opportunities, as well as the rapidly evolving technologies and competitive environment in our industry, bring valuable insights and knowledge to our Board.

- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

Stay informed.

Sign up for email alerts below.

Email Address | Sign up >

Contacts | Disclaimer
© 2018 Qualcomm Incorporated
Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote ›

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

› Barbara T. Alexander

› Jeffrey W. Henderson

› Thomas W. Horton
Presiding Director

› Paul E. Jacobs
Executive Chairman and Chairman of the Board, Qualcomm Incorporated

› Ann M. Livermore

› Harish Manwani

› Mark D. McLaughlin

› Steve Mollenkopf
Chief Executive Officer, Qualcomm Incorporated

⌄ Clark T. "Sandy" Randt, Jr.

Ambassador Randt has been President of Randt & Co. LLC, a company that advises firms with interests in China, since February 2009. He is a former U.S. Ambassador to the People's Republic of China, where he served from July 2001 to January 2009. He was a partner resident in the Hong Kong office of Shearman & Sterling, a major international law firm where he headed the firm's China practice, from January 1994 to June 2001. Ambassador Randt served as First Secretary and Commercial Attaché at the U.S. Embassy in Beijing from August 1982 to October 1984. He was the China representative of the National Council for United States-China Trade in 1974, and he served in the U.S. Air Force Security Service from August 1968 to March 1972. Ambassador Randt has been a director of Valmont Industries, Inc. since February 2009, a director of the United Parcel Service, Inc. since August 2010 and a director of Wynn Resorts Ltd. since October 2015. He is fluent in Mandarin Chinese. Ambassador Randt holds a B.A. degree in English literature from Yale University and a J.D. degree from the University of Michigan. He also attended Harvard Law School where he was awarded the East Asia Legal Studies Traveling Fellowship to China.

We believe Ambassador Randt's qualifications to serve on our Board include his deep understanding of Asia and experience in facilitating business in China and more generally throughout Asia, which is one of the most important regions to our business. He brings to our Board substantial experience in diplomacy, international trade and cross-border commercial transactions, including service as the U.S. Ambassador to the People's Republic of China. His international experience and knowledge of Asian business operations, as well as his experience from serving on other public company boards, provide valuable insights to our Board.

› Francisco Ros

› Anthony J. Vinciquerra

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Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore
- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros

Dr. Ros is President of First International Partners, S.L., a business consulting firm he founded in 2002. He was Secretary of State (vice minister) of the Government of Spain from May 2004 to July 2010. He served as a senior director of business development of Qualcomm from July 2003 to April 2004. He was Chairman and Chief Executive Officer of Alua Broadband Optical Access, a company he co-founded, from January 2000 to June 2002. Dr. Ros served as President and Chief Executive Officer of Unisource (a joint venture among KPN, Telia, Swisscom and Telefónica) from May 1996 to October 1998. Dr. Ros headed several business areas within the Telefónica Group from April 1983 to November 1996 and became Managing Director of the holding company and a member of its Executive Management Board. Dr. Ros was a director of Elephant Talk Communications Corp. from September 2014 to February 2016. Dr. Ros holds an engineering and a Ph.D. degree in telecommunications from the Universidad Politecnica de Madrid, an M.S. degree in electrical engineering and a Ph.D. degree in electrical engineering and computer science from the Massachusetts Institute of Technology and an advanced management degree from the Instituto de Estudios Superiores de la Empresa Business School in Madrid.

We believe Dr. Ros's qualifications to serve on our Board include his extensive executive management and board experience in telecommunications companies and operators in Europe and Latin America, his significant experience related to the overall telecommunications and IT regulatory environment in Europe (including his service in the Government of Spain at a time when Spain held the Presidency of the European Union), as well as his technical and business background and education. In addition, Dr. Ros brings a non-U.S. perspective to issues facing us, enhancing the understanding of our Board.

- Anthony J. Vinciquerra

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© 2018 Qualcomm Incorporated

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Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote

Board of Directors

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

The Qualcomm Board is composed of 11 world-class directors, 9 of whom are independent, 4 of whom have been added in the last 3 years and ALL of whom are firmly committed to acting in the best interests of Qualcomm stockholders.

Support your Board by voting FOR all 11 highly qualified directors on the WHITE proxy card today.

- Barbara T. Alexander
- Jeffrey W. Henderson
- Thomas W. Horton
  Presiding Director
- Paul E. Jacobs
  Executive Chairman and Chairman of the Board, Qualcomm Incorporated
- Ann M. Livermore
- Harish Manwani
- Mark D. McLaughlin
- Steve Mollenkopf
  Chief Executive Officer, Qualcomm Incorporated
- Clark T. "Sandy" Randt, Jr.
- Francisco Ros
- Anthony J. Vinciquerra

Mr. Vinciquerra has been Chairman of the Board and Chief Executive Officer of Sony Pictures Entertainment Inc., where he leads Sony's television and film division, since June 2017. Mr. Vinciquerra was a Senior Advisor to Texas Pacific Group (TPG) in the Technology, Media and Telecom sectors, where he advised TPG on acquisitions and operations, from September 2011 to June 2017. Mr. Vinciquerra was Chairman of Fox Networks Group, the largest operating unit of News Corporation, from September 2008 to February 2011, and President and Chief Executive Officer from June 2002 to February 2011. Earlier in his career, he held various management positions in the broadcasting and media industry. Mr. Vinciquerra previously served as a director of Pandora Media, Inc. from March 2016 to June 2017, a director of Motorola Mobility Holdings, Inc. from January 2011 to May 2012 and a director of DirecTV from September 2013 to July 2015. Mr. Vinciquerra holds a B.A. degree in marketing from the State University of New York.

We believe Mr. Vinciquerra's qualifications to serve on our Board include his management experience, including significant experience in operations, which is a source of important insights to our Board, as well as providing a useful resource to our senior management. His prior media industry experience is especially valuable with the convergence of the Internet, wireless, media and computing industries. He has been designated as an audit committee financial expert.

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© 2018 Qualcomm Incorporated

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Press Releases

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Date	Title	View
01/16/18	Qualcomm Sends Letter to Stockholders and Files Investor Presentation	
12/22/17	Qualcomm Board Unanimously Rejects Director Nominees Assembled by Broadcom and Silver Lake Partners	
12/04/17	Qualcomm Issues Statement on Broadcom Director Nominees	
11/13/17	Qualcomm Board of Directors Unanimously Rejects Broadcom's Unsolicited Proposal	
11/06/17	Qualcomm Confirms Receipt of Unsolicited Proposal from Broadcom	

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Stockholder Letters

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Date	Title	View
01/16/18	Qualcomm Stockholder Letter	

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Videos

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01/16/18

Investor Presentation Discussion

Qualcomm's management team walks through the Company's strategy and near- and long-term value creation opportunities, as well as Broadcom's low value and high risk proposal to acquire Qualcomm.

Download the Qualcomm Investor Presentation >



01/16/18

5G Leadership

Qualcomm CEO Steve Mollenkopf discusses the Company's leadership in 5G and how it will drive long-term stockholder value.



01/08/18

CES 2018 Press Conference: Qualcomm - Inventing the Path to 5G

Qualcomm President Cristiano Amon showcases the Company's latest inventions that are leading the world to 5G in industries from IoT to automotive.

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© 2018 Qualcomm Incorporated

Qualcomm

TRANSCRIPT OF
“INVESTOR PRESENTATION DISCUSSION”
VIDEO

Steve Mollenkopf:                                           Thank you for joining us today for this important discussion about Qualcomm, its future, our clear path to significant growth and the substantial value opportunities available to Qualcomm stockholders.

We will also cover Broadcom’s unsolicited bid to acquire Qualcomm, and its current attempt to take control of the Qualcomm Board as part of its effort to force a transaction that is not in the best interest of Qualcomm stockholders.

We have a presentation to cover today that among other things outlines why we feel the Broadcom bid greatly undervalues Qualcomm. But before we start, I — and our Board — would like to thank our stockholders for their feedback over the last few months, and for your ongoing support.

Qualcomm’s business is built on innovation and we have never had more opportunity ahead of us as our mobile technology intersects automotive, the Internet of Things, networking and mobile compute. We are very excited about the future. Our technology is fundamental to the iOS and Android ecosystems, as well as OEMs, operators and cloud ecosystems. We create and support great products that find their way into everybody’s lives.

Our strategy is to invest in early technology development, coupled with our ability to commercialize products at global scale, drives our leadership position with the wireless standards bodies creating IP leadership with QTL and product leadership in QCT. This cycle has driven Qualcomm’s leadership in 3G and 4G — and we have made substantial investments that will soon be realized in the 5G world.

For 30 years, Qualcomm has invented the fundamental technologies that have revolutionized how people connect and communicate with each other and the world around them — it’s how we got our name “quality communications” or “Qualcomm”.

Our unique success in leading each new mobile transition reflects our focus on moving forward — concentrating our investments on developing what is next — what will drive long-term shareholder value and technology leadership, even if it is not always immediately recognized by the market. We make long-term R&D investments to stay ahead of the curve and we are the first to build what is coming next.

This attitude and discipline means Qualcomm is uniquely positioned to lead the world’s transition to 5G.

Of course, Qualcomm’s ability to execute our strategic plan is very much a function of the more than 30,000 talented employees at the Company and our world-class Board of Directors.

Qualcomm continues to be an incredible place for innovation at the core of the next generation of mobile technology. We see attractive investments on longer bets in core connectivity and low power processing and this is a key difference between our view of the world and Broadcom’s model. While there may be a place for both models, we believe our model is not only more sustainable but more valuable as the value and expansion of ubiquitous connectivity continues to increase. Qualcomm today is at an important inflection point. Think about a world in which everything is connected: every car to the roads they are on, doctors to the patients for real-time care, untethered augmented reality devices to help people shop, learn and explore. This is the world of 5G — which will impact almost every facet of people’s lives. Only a small handful of companies invest in the R&D that enables each generation of mobile technology. As we did with 3G and 4G, Qualcomm has been leading the development of 5G. Qualcomm technologies are already a key component of the vast majority of cellphones. We are poised to excel in an even larger market set of opportunities and to deliver tremendous value to Qualcomm stockholders.

George Davis:                                                                    Thanks, Steve — that is exactly right. The value opportunity for our stockholders is substantial both in the near-term and the longer term. We believe the assumptions behind these expectations are reasonable and balanced and should give investors confidence in the potential value of Qualcomm’s standalone case. I will cover our commitment to deliver $6.75 to $7.50 in Non-GAAP earnings per share in fiscal 2019, including a $1 billion cost reduction program and the expected accretion from the close of the NXP deal in more detail on the next slide. So, for slide 5, I will focus my comments now on the longer-term growth elements.

Our ability to grow the business at 6 to 8 percent annually over time is underpinned by growth from the expansion of our Service Addressable Market, or SAM, from $23 billion in 2015 to $150 billion by 2020. This is more than 6 times the size of Qualcomm’s SAM in 2015, which marks a huge opportunity for growth and diversification via our expansion into new, adjacent markets.

Our adjacent business growth in these new SAMs was over 25 percent in fiscal 2017 and 75 percent over the past two years. These are now a $3 billion a year business with attractive growth still ahead. In addition, we have substantially grown our RF Front End position both organically and through the TDK JV acquisition.

Our global 3G/4G device sales, which underpin both technology licensing and our QCT handset business, also show growth in the mid-single digits as unit growth remains healthy and ASP erosion flattens out

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with broader adoption of 4G and 5G handsets, and more connected non-handset devices.

5G represents another important catalyst for long-term growth. Qualcomm is the leader in 5G, and we expect to ramp up substantially in 2020 and beyond. Qualcomm is 12-24 months ahead of our merchant competitors in the transition to 5G — a result of our innovation and technological advancement — which we expect to drive a healthy chip cycle beginning in 2019.

We think we have assembled both the products and technologies to position Qualcomm very well to compete across the expected SAM and this is the basis for our confidence in the long-term annual revenue growth target of 6-8 percent. This will be a matter of execution, and not whether or not the opportunity exists, and we like our hand. These are attractive opportunities and support our expectation of Non-GAAP EPS growth of 2 times revenue growth and a long term Non-GAAP operating margin target of 40 percent, building on the 35-37 percent operating margin for the Company in our 2019 target.

So, with $6.75 to $7.50 per share of Non-GAAP EPS in fiscal 2019 and a strong long-term model, if you apply any reasonable P/E multiple, you’ll see why our Board believes that the Broadcom bid isn’t in the ballpark when compared to the value of Qualcomm.

In short, we have a compelling value proposition to deliver to Qualcomm shareholders over both the short- and long-term.

Let me provide more color on these points.

On page 6 we provide the details into our path to $6.75 to $7.50 of Non-GAAP 2019 EPS. We expect that, outside of any resolution to our licensing disputes, we will achieve Non-GAAP EPS of $5.25. In our estimate, we assume core mobile growth for QCT and QTL in line with the market, adjacent business growth trending to a more modest rate compared to last year, and a very modest contribution from 5G within that time frame.

It is important to note that the $5.25 does not include any product or license revenue from Apple in fiscal 2019 other than sales associated with legacy products. While we remain committed to being a good supplier to Apple and believe we are the best long-term mobile technology partner for Apple, we have not assumed meaningful contribution from Apple in this forecast.

We believe the most likely scenario over time will be for Apple and Qualcomm engineers to be working together, but our fiscal 2019 forecast is not dependent on this assumption.

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Our estimate also reflects the benefits of a new $1 billion cost reduction program we will be implementing immediately as we move to align our cost structure toward our long-term margin targets.

Lastly, our $5.25 Non-GAAP EPS estimate includes $1.50 of Non-GAAP EPS accretion from our pending acquisition of NXP, which includes the successful capture of the $500 million in committed synergies. These synergies have already been fully identified through our year-long integration planning process with NXP. This transaction will help accelerate both the gains we are making on our adjacent businesses and the diversification of our revenue base beyond mobile.

While we continue to believe NXP is an attractive opportunity, we will continue to be disciplined in our approach to M&A. We will not pay more value than makes sense for Qualcomm shareholders. This is a core value of our M&A philosophy shared by both our management team and our Board of Directors.

In the unlikely case that we are unable to close the NXP acquisition, we will retain substantial financial flexibility. And, with tax reform, we are well positioned to complete a large stock buyback that will deliver essentially the same level of accretion to Qualcomm stockholders as if we had closed NXP. Our preference is to close NXP, but not at all costs.

Incremental to the Non-GAAP $5.25 estimate, our fiscal 2019 EPS range includes the anticipated resolution of the current licensing disputes. The range of outcomes is intended to capture a variety of licensing resolutions within the constraint of FRAND licensing boundaries, as well as various scenarios around Apple product related revenues. This fiscal 2019 forecast does not include amounts related to catch-up payments for dispute resolutions. So, the $5.25 is a run rate number.

Steve Mollenkopf:                                           Now let’s discuss the market growth opportunity in more detail.

As you see on page 7, we have greatly expanded beyond our 2015 core mobile SAM of $23 billion. As I mentioned, we expect our 2020 SAM to grow to more than six times that amount, to approximately $150 billion. That includes growth in Core Mobile, the emergence of RF Front End, $77 billion in adjacent areas that require the technology we’ve built in mobile — IoT & Security, Networking, Compute and Automotive — and $19 billion in datacenter. In all of these areas, we have made substantial investments and taken significant steps to secure our leading positions well into the future. The value that our stockholders will see from these investments goes well beyond what Broadcom is offering.

We are well positioned to deliver growth across a number of fronts. QCT has shown high growth over the last 6 quarters through good execution and product strength. We are well positioned in China with the higher growth OEMs,  and we are seeing strong growth in our adjacent

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businesses — demonstrating early traction in our movement in our $150 billion SAM.

Cristiano Amon:                                                      Diving a bit more into QCT — we have seen strong momentum in this business, with six consecutive quarters of year-over-year earnings and profitability growth.

Operating margins have expanded substantially, and we have several future growth opportunities to carry our momentum forward this year, in 2019 and beyond. One of the most important drivers is China.

QCT is growing share and revenues with China’s fastest growing OEMs. Also, a greater percentage of handsets sold in China are higher tier handsets.

These factors combine to drive our expected 17 percent compound annual growth rate from 2015 to 2019.

The opportunity here is huge with China revenue that is two times larger than Apple today and growing at 17 percent per year.

That said, some of our best opportunities are also coming from new market segments.

These areas are already demonstrating success, with more than $3 billion in revenues in fiscal 2017, up 75 percent over the last two years. Building on that success, they are expected to contribute $7 billion to $8 billion to fiscal 2019 revenue — growing 25 percent annually between fiscal 17 and 2019.

In automotive alone, we are seeing massive growth and opportunity. We already have a $3 billion design-win pipeline in automotive, with 25 new design-wins in fiscal 2017. We are extremely well positioned in these areas as we continue to drive growth.

George Davis:                                                              Turning to cost reductions — we will be taking out $1 billion in spending from four primary areas: (1) refocusing the business on our new SAMs and elimination of programs that no longer fit; (2) further driving down our SG&A spend by an incremental 200 to 300 basis points on productivity initiatives and lowering overhead costs, where possible, company-wide; (3) restructuring the costs within our licensing business; and (4) completion of our spending on pre-commercial investments in 5G.

With these actions, we will have the Company’s core operations at post SRP levels despite three years of growth in those businesses.

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We have also added costs from our acquisition activities and all of these costs in these areas which include CSR, TDK and NXP, reflect successful completion of our committed synergies.

So overall, our [Non-GAAP] Opex as a percent of revenue for the Company is dropping from 29 percent of revenue pre-SRP, to 23 percent of revenue by the end of fiscal 2019.

We believe these spending levels reflect both the investment needed to stay the leader in technology for mobility in the 5G era and a commitment to continuously improve our cost structure.

Don Rosenberg:                                                   Thanks, George. Slide 13 provides more color around why we are working hard to constructively resolve our licensing disputes.

It’s important to remember that we have faced licensing disputes in the past and we have always found a way to resolve them and move forward.

With respect to our dispute with Apple, we have legally binding contracts in place with Apple’s contract manufacturers — contracts which clearly require payment for use of our intellectual property by Apple. These contracts were negotiated by sophisticated parties on both sides and were in place for many, many years without any issues. Indeed, they were in place before the iPhone was introduced. It was not until Apple told the contract manufacturers to stop paying us this past year that a dispute arose. Importantly, the contract manufacturers continue to pay us for non-Apple devices under the very same terms as the Apple devices.

It was Apple who chose to initiate legal and regulatory fights in numerous jurisdictions around the world. In the meantime, they continue to include our technology in millions and millions of their devices without paying for it.

Nonetheless, we are confident that this dispute will be positively resolved in one way or another, either through negotiation or through the courts. We have pursued our rights aggressively and we will continue to do so.

It is worth highlighting the tremendous value at stake for Qualcomm stockholders in achieving a successful resolution. Our $1.50 - $2.25 EPS estimate equates to annual revenues of $2.5 billion - $4 billion. All of that adds up to approximately $25 - 45 of per share value. That’s roughly $38 billion - $68 billion of market value for Qualcomm stockholders. In addition, we also expect to recover meaningful “catch up” royalties for the period of non-payment by Apple and the other licensee.

While the legal process does take time, these disruptions to our licensing business are temporary. Importantly, these disputes could very well be resolved before any potential Broadcom/Qualcomm merger could possibly close.

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George Davis:                                                              The slide on page 14 summarizes our longer term outlook as we compete in a much larger served available market and build on our 2019 performance.

For the long run, we expect to be growing revenues at a minimum of 6 percent on average per year, while delivering [Non-GAAP] operating margins of 40 percent. We have an achievable path to $7+ in Non-GAAP EPS in fiscal 2019. This is set to continue growing as we expand and diversify our revenue base while remaining lean and maintaining our commitment to returning capital.

Steve Mollenkopf:                                     So you see why we believe that Qualcomm — and by extension Qualcomm stockholders — are poised to realize substantial value. It is clear that Broadcom’s proposal dramatically undervalues Qualcomm. Broadcom is simply trying to deliver for Silver Lake and other Broadcom stockholders by vastly underpaying for Qualcomm. It’s not a good deal for Qualcomm stockholders, which is the fundamental reason the Qualcomm Board rejected the Broadcom proposal and urges Qualcomm stockholders to do the same.

But there are many other issues with Broadcom’s proposal that convince us they cannot deliver. Their proposal has substantial regulatory risk — we believe it could not be approved for at least 18 months, if ever. With the negative noise we have heard privately and publicly from Chinese customers and some of the large players here in the U.S., their proposal is very speculative. Broadcom hasn’t discussed these problems in their public announcements. Also, it is not clear that the divestitures that likely will be required for a deal to occur will be permitted by the U.S. government. Broadcom is still a Singapore company — CFIUS may be an issue again for them. It seems strange to us that they have not made any further progress on their commitment to become an American company — an announcement that was carefully timed — just days before they announced their hostile bid for Qualcomm.

The bottom line is that Broadcom has not presented an actionable proposal.

Instead, they launched a slate of nominees to replace the entire Qualcomm Board. And instead of picking independent, well-established business leaders with large-cap tech board expertise, most of the executives they chose have substantial connections with Silver Lake, the private equity firm backing this bid and a long-time partner of Broadcom’s.

It is unprecedented for a hostile bidder to take control of a public company board without resolving the regulatory issues of their bid. To launch a proxy fight to replace Qualcomm’s Board of independent business leaders with hand-picked friends of Silver Lake to lead the

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Company makes no sense for our stockholders when Qualcomm is poised to achieve value upside.

More importantly, if Broadcom were to succeed in replacing our Board, that new Board would be responsible for running Qualcomm’s business and maximizing value for Qualcomm’s stockholders, both during the lengthy regulatory review process and potentially long after that, if the transaction does not close. There are two problems here: one — the new Board’s interest will be aligned with Broadcom. They will be focused on pushing through a low value deal, rather than one that is in the interest of Qualcomm stockholders. And two — they will have zero experience running a complex business like Qualcomm’s. Creating that kind of disruption, especially at such a critical juncture in Qualcomm’s history, that would be extremely damaging.

We are the primary chip supplier to China, which is growing faster than Apple. We are a leader in the high end Android space, helping to drive the substantial growth of our partner Google. And Microsoft has been a great partner and deployer of our Snapdragon products.

That business is growing rapidly. We continue to sign new partnerships and are leading in the fastest and largest growing ecosystems.

Cristiano Amon:                                                Now, let’s talk a little about 5G. The 5G opportunity is enormous.

Our 4G leadership and substantial investments in 5G technology — as well as our existing partnerships — give us a 12-24 month lead over merchant competitors.

We announced our first 5G modem in October 2016, an expansion of the modem family in February 2017, and showcased the first working 5G data connection to a mobile device in October 2017. At the same time, our competitors were only just announcing a modem chipset.

We have already partnered with various companies to bring 5G to the market, including Verizon, AT&T, and others. We are the go-to partner for infrastructure vendors, such as Ericsson, Nokia, Samsung, manufacturers and operators around the globe.

5G is being built upon Qualcomm’s inventions and innovations.

To give a little context, we estimate that approximately 75 percent of Qualcomm’s 4G patents and applications have potential applicability to 5G.

Our leadership in 4G directly translates into 5G — clearly demonstrating the importance of a robust and continued R&D program committed to investing in transformational innovative technologies.

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During the 3G to 4G transition, Qualcomm revenues more than doubled from approximately $11 billion in fiscal 2010 to $25 billion in fiscal 2013, and we were the industry sales leaders during those critical first three years of the technology transition from 3G to 4G.

The 5G opportunity is substantially larger than 4G, and so is the upside for Qualcomm.

We expect to begin to really see the upside from our investments in 5G as early as 2019.

Our technology is really the core to a revolution driven by convergence and interconnection. Our investments in connectivity, low power computing and security and our ability to deliver these technologies as an integrated system solution, are opening doors into multiple new adjacencies and industries.

Steve Mollenkopf:                               Thanks, Cristiano. Now let’s focus on QTL.

QTL is a high-retention recurring business. We’ve been doing this for over 20 years and we will continue to provide the ecosystem advancements that drive growth and value.

We are the go-to partner in 5G, with patents and applications critical to 5G implementation.

In addition, our innovations go well beyond 3G, 4G and 5G. We have more than 130,000 patents and patent applications across many, many technology areas used in mobile devices.

For some context, we have more than 300 license agreements globally, including over 120 in China that will be crucial to the rollout of 5G.

It has been a very profitable business and was growing up to and until Apple’s contract manufacturers stopped paying the licensing fees that they owe. QTL has had 13 percent annual revenue growth and 87 percent EBT margin on average since 2004.

Wireless standards enable a large, competitive ecosystem of interoperable devices and licensing our technology is at the heart of the standards process.

We invest early in developing technologies, and we share those technologies through licensing.

Qualcomm creates foundational IP that forms the basis for each generational wireless technology, and licensing enables others to innovate and build upon it.

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QTL licensing revenues fund our ongoing technology creation and proliferation.

As you can see from the chart on page 25, despite other disputes in the past, we are continuing to successfully evolve our QTL business model over time.

Qualcomm stockholders should keep in mind that QTL is a strong, attractive business over the long term that is subject to temporary disputes, and resolution of these disputes has historically led to an improvement in our stock price.

Unlike in a product business, disputes can occur when running an IP-oriented business, especially a licensing business as large and successful as QTL.

It is important to remember that Apple has used litigation as an IP negotiation strategy with many other companies in the past, and we have a number of important legal milestones later this year and in early 2019, which could be very helpful in resolving our dispute with Apple. As I mentioned, these key licensing disputes may very well play out in advance of any Broadcom regulatory resolution.

Simply put, it does not make sense for Qualcomm stockholders to make a decision before they see the value upside from licensing, despite Broadcom’s efforts to persuade stockholders to do so.

Paul Jacobs:                                                                As Executive Chairman of the Board of Qualcomm, let me explain why the Board unanimously believes Qualcomm stockholders should block Broadcom’s low value, opportunistic offer and their proxy slate of nominees.

First, with respect to Qualcomm’s Board, these directors have guided the Qualcomm strategy, which was on a substantial upward trajectory until the Apple litigation. Many of the directors helped drive our successful 4G transition, and all have been involved in the 5G investment and long-term value creation plan.

I know Steve would agree when I say that this is a very engaged and refreshed Board that is beholden to our stockholders and committed to holding management accountable. Nine of the 11 directors are independent, and we have added four new independent directors since 2014.

We have a singular focus on value, and there are no sacred cows as we evaluate opportunities to drive stockholder value, aggressively and objectively. To that end, in addition to the two financial advisors advising the Company, the independent directors of Qualcomm engaged their own financial advisor to help them evaluate the offer — and they meet with them

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in executive sessions of the Board. We are solely focused on maximizing Qualcomm stockholder value.

This is a highly qualified Board of Directors with deep experience at large-cap, global companies.

All of Qualcomm’s directors have significant M&A experience, and bring unique investor perspectives.

And this Board was carefully selected to have the right skills and experience — from operational and international expertise to investing and C-Suite experience — to drive our strategy and execution.

One of the most important assets our Board has is its significant Qualcomm experience. As Steve said, we are at a critical inflection point and our current Board has been central to driving and executing our strategy to deliver stockholder value. They know the Company well and know how to help us succeed, unlike Broadcom’s slate.

Finally, we have also put into place leading governance policies, so that our governance framework supports our Board’s objectives and represents the interests of our stockholders.

We are focused on actively engaging with our stockholders and soliciting their feedback.

Steve Mollenkopf:                               With its undervalued proposal, Broadcom is attempting to capture for its stockholders the substantial value creation of Qualcomm — which we are confident will be realized in the very near term.

At $70 per share, Broadcom’s proposal reflects 10x our committed fiscal 2019 Non-GAAP EPS of $6.75 to $7.50.

To put this in context, the SOX index currently trades at 19 times and precedent transactions in the sector have averaged 22 times.

Any way you look at it, Broadcom’s proposal of $70 per share is not in the right zip code from a value perspective.

Don Rosenberg:                                             Furthermore, Broadcom has apparently made no effort to address what we expect will be substantial and potentially conflicting requirements imposed by antitrust regulators around the world, posing immense risk to Qualcomm stockholders.

Any transaction would require clearance from at least a dozen antitrust regulators throughout the world, including the United States, Europe, China, Korea, Japan and others, as well as from national security agencies.

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We expect these reviews will take at least 18 months, require meaningful divestitures, ongoing restrictions on the combined entity’s conduct and potentially contradictory and irreconcilable demands from regulators, and the transaction could be blocked outright.

At the same time, customer opposition to the Broadcom proposal all around the world is mounting, presenting another hurdle.

China’s largest smartphone makers, Qualcomm’s customers — Oppo, Vivo, Xioami — have expressed opposition to the acquisition, which could hurt efforts by Broadcom to win over Chinese regulators.

The Chinese manufacturers are worried Broadcom could hike chip prices if it acquired Qualcomm—and also drastically cut Qualcomm’s spending on research and development.

They said that could disadvantage them in the long run, as Qualcomm’s spending has in the past given the Company and its customers a head start on new mobile technologies.

Over 120 Chinese OEMs have signed agreements with us following our resolution with NDRC, but even before that, we have been engaged extensively with Chinese OEMs and other partners. While more attention is on the revenue we receive from Apple, the revenue from Chinese companies is significant.

Broadcom is effectively asking our stockholders to turn over control of their Company, the stockholders’ Company, turn it over today for the promise of a low-value transaction that Broadcom may never be able to deliver.

Steve Mollenkopf:                               Broadcom’s actions raise a number of important questions for Qualcomm stockholders to consider.

Why is Broadcom going hostile now, despite Qualcomm’s history of constructive engagement?

Why is Broadcom launching a fight, nominating inherently conflicted candidates who lack the relevant skills and experience necessary?

Why did Broadcom nominate directors with close ties to their private equity backer, rather than independent directors with relevant experience and qualifications?

How is any of this in the best interests of Qualcomm stockholders, given the substantial value that Qualcomm is positioned to deliver in the near term and long term?

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It is clear that this undervalued, risky proposal makes no sense for a Qualcomm stockholder.

To summarize Broadcom’s opportunistic, uncertain proposal dramatically undervalues the business.

It is not in the right zip code on value — $70 implies a P/E of 10 times for the world’s leading wireless franchise.

It poses substantial regulatory uncertainty.

Turning over the Board to a conflicted slate of directors beholden to Broadcom and its private equity backers is not in the best interest of Qualcomm stockholders.

Here’s what we want Qualcomm stockholders to know:

We are laser-focused on delivering our fiscal 2019 commitment, which will deliver substantial value to you.

We believe that you have substantial upside on licensing and 5G.

In short, we will deliver far more value than the Broadcom proposal.

We recognize the impact of the Apple litigation on our business, but we would encourage you not to make a choice based on that short-term stock price reaction. We believe that we can deliver substantially more value than the Broadcom bid.

Your Board includes some of the best value creators in the business, with a number of new directors appointed over the past few years. The directors selected by Broadcom do not compare to the incumbents and have interested ties to Silver Lake. Broadcom did not select true independent candidates because we believe they didn’t want them.

Execution of our strategy over the next year will make the Company even more valuable — which, if Broadcom were to actually get through regulatory review, should require a substantially higher price.

We recognize that there is much work to be done, but you should know we are hard at work for Qualcomm stockholders and 100 percent focused on executing our strategy and delivering on our commitments. We look forward to maintaining an open and active dialogue with our stockholders. Thank you.

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TRANSCRIPT OF “5G LEADERSHIP” VIDEO

Steve Mollenkopf, Chief Executive Officer

5G is the next big change in cellular technology, and it’s important not only for the cellular ecosystem, but probably more importantly, it is the key technology that will enable new industries to take advantage of cellular. Faster devices, more secure devices, a massive ability to connect everything in the world.

Virtually every industry will be impacted by 5G, and it’s because most industries are being disrupted by having their things or their business connected to the Internet, and they’re enabling new business models. Self-driving cars won’t happen without the innovations of 5G. Remote delivery of healthcare, also just the massive opportunity of IoT.

We think that 5G will deliver tremendous value to our shareholders. If you look at the 3G to 4G transition, our revenues went from $11 billion to $25 billion. You look at the 4G to 5G transition, similar leadership, but the end market growth is actually larger.

When I think about 5G, I think about the economic impact and who, and where, does it accrue. For example, we think that 20% of the economic impact of 5G will actually accrue to the automobile industry. For the first time in cellular’s history do you see such a large impact outside of cellular.

If you look at the GDP impact, alone, it will be the same size as India is on the global stage today. It’ll be tremendous. It will also have a large impact on the number of jobs created. There’ll be 22 million jobs, an amount of jobs equal somewhere close to the population of Beijing.

It’s important to remember: you will not be a successful 5G player without being successful with 4G or 3G. We’ve been working on technologies that are in 5G over the entire 32 years of the company’s history, but really over the last five years, we’ve been investing heavily to put ourselves in a leadership position. Today, we think we’re 12-24 months ahead of the rest of the industry, and we think it’s just right around the corner.

If you look at the launch of 5G, you have to have the technology breadth, you have to have the customer expertise and scale, you have to go and talk to the carriers, the wire less carriers, the Verizons, the AT&Ts, the China Mobiles of the world. You have to have the experience to know how to align the entire ecosystem so it can launch 5G.

If you look at 5G devices, we think they are going to start launching in 2019. The momentum is already there, and we’re looking forward to delivering that value not only to our customers, but also to our shareholders.

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TRANSCRIPT OF VIDEO

OF PRESENTATION

GIVEN BY CRISTIANO AMON,

PRESIDENT, QUALCOMM INCORPORATED,

AT CES 2018

January 4, 2018

Cristiano:

Thank you very much for being here with us for the CES 2018 press conference. Before everything, happy new year. A new year, a new Qualcomm logo. I have new announcements we have to make today and a lot of very new perspective on things that are happening at Qualcomm. So thank you very much.

I will just start this by framing what we want to talk about today in CES. Maybe a little bit of recap. Last year, in late ’17, we had announcements about all of our initiatives in 5G back at our Hong Kong event, where we talked about everything we’re doing in 5G. Then a couple months later, right close to the end of the year, in Hawaii we announced the Snapdragon 845 and the Always Connected PC. And in CES, we want to spend time talking to you about all the things that we’re doing that are new.

And I will start this press conference taking a minute to talk about the safe harbor. I have to show this, so. You can see a copy of our safe harbor statement on our website; I got it.

So I will start with this: I actually want to recap and spend a little time outlining what we have been doing at Qualcomm in our semiconductor business when I think about our strategy. We have been investing in two areas; one is in what you expect us to do, in mobile. And we see a lot of important transitions that is very likely to change how we think about the mobile industry today and one of it is 5G. And that is create a whole new opportunity for Qualcomm as we continue to transition new use cases in the new devices and hopefully a new upgrade as we go from this time in between Gs to 5G.

But the most important thing is we have been spending time over the past two years to diversify our company. And we have been investing in new business with one thing in common which is what are the new industries that are being disrupted, or being basically changed and modified by the large scale mobile technology. And by doing this, we’ll be able to, with Qualcomm, win some of the new devices that are actually reshaping the entire industry and category.

And what we’re going to do at our press conference is show the progress we’ve made and we’re going to have some exciting announcements. And I want to have just one more time, explain how we think about this strategy, that we’ve been out for the past two years building in QCT.

For very large companies, when you want to go into a new industry or new business, one of the obvious challenges is how can you develop the core competence and how can you get there faster? So when we looked at this strategy, it’s very easy to understand what we’re doing. In the mobile space, we are faster moving towards new technology, new use cases and actually developing new technology in Qualcomm; some organically, some through M&A, like we have done in the front-end space. When we look at the new business then we don’t have to take the technology risk. It’s about levering the mobile technology develop new channels. And as we walk through the press conference today, hopefully we’ll give you examples of how we’re making that happen.

And I will start by showing the expansion we have been able to do for Qualcomm in our semiconductor business. When you think of Snapdragon or you think about QCT, most will think about the SAM of $32 billion which is our core mobile chipset. That’s our MSM, our modem and associated transceiver and power management.

But where we are right now is a completely different story. As we enter the front-end space, we’re expanding that SAM from the $32 billion to another $20 billion on the RF front-end. And then as we look at those industries we chose: automotive; IoT and security; mobile compute, which we recently announced the Always Connected PC; and networking, that’s another $77 billion service addressable market for QCT and the datacenter another $19 billion, so it’s a $150 billion opportunity. And that explains also why, as we close on the acquisition on NXP, we can accelerate even further into many of those segments to create growth and diversity by being anchored on this mobile leadership and this mobile innovation DNA of the company.

And where we are right now in terms of execution of the strategy, it’s already at $3 billion. When we close our fiscal year back in the end of September, it was a $3 billion revenue completely outside mobile, not including the front-end; just on automotive IoT security, mobile compute and networking. And that was a 75% growth over fiscal ’15 which says the strategy is working. And what we’re going to do today, we’re going to leverage CES to show some exciting progress and partner announcements that we’re making in each one of those areas. And I will go back to the front-end as well and I promise I’ll have a surprise for you.

So with that, I want to go back to mobile and 5G. In 5G, it’s a great, exciting opportunity because it’s going to be a reality sooner than everybody thought. We’re going to get 5G into a smartphone as early 2019. And I’m just going to kind of recount some of the steps that we took until where we are right now. There’s no question that higher speed, low latency and ability to support unlimited data plans, that’s what the mobile market wants.

We work to accelerate the standard back in early ’17. In ’16, we have our first Snapdragon X50 announced. The standard got concluded. That was the big Santa Claus gift we received. At the end of ’17, 3GPP completed the first release of 5G new radio and we have spec compliant announcements of over the air tests with both Ericsson, ZTE and other partners. We released a reference design that you can build a smartphone with 5G technology and we’re now seeing the ecosystem moving aggressively. AT&T, I think a couple weeks ago, announced 12 markets with 5G new radio in mobile by the end of ’18. Verizon has been on that trajectory. China Mobile, which is very important given the future of mobile and the role of the China ecosystem; and we have the upcoming I think Olympics in Korea and Korea announcement. So we’re very excited about that.

And we’re very excited about the new experiences that 5G will bring to devices. One of those experiences, in addition to having very high speed, all cloud connectivity, connected to the cloud 100% of the time. Another one, and one of the guests that is going to come to the press conference today is a company that is very focused on this.

And I will probably define a social presence. How social networking and social interactions have been completely transformed by the smartphone, when we get to 5G we’re going to have one millisecond latency, you’re talking about presence. And augmented reality, virtual reality, all of those things will make a difference. In addition, the complete convergence of internet and extranet as you have unlimited data and virtually unlimited speed and you’ll be connected with all of the enterprise systems as if you were on the internet. And it’ll also change the economics of building networks in the IT space. So we’re very excited about the 5G opportunity and 5G is happening.

And with that, I want to talk one more time about a topic that has been part of many of the discussion in wireless, which is complexity of RF. And that comes in the context of the front-end. When you think the transition we had as an industry from 3G to 4G, from few bands in 3G we had a multiplication of frequency bands, with 49 different bands today in 4G. As users demanded more speed, we started to have a combination of those bands. With advanced care aggregation, now we have Gb LTE networks, and in excess of 1,000 different combinations you have to build on a smartphone.

When we get to 5G, we’re looking in an order of magnitude increase. There’s going to be over 10,000 combinations across 5G and 4G, creating both a challenge as well as a big opportunity in the front-end. And I believe that’s part of the reason that Qualcomm has been investing to have a differentiated solution in the RF front-end and that is not only a very important growth opportunity for QCT, but is actually a necessity of the industry to make 5G successful.

With that, I’d like to start the announcements we have for today. So the first one, we’re announcing a series of front-end design wins. Flagship devices at Google, HTC, LG and Sony. We are announcing design wins on Qualcomm front-end solution. Many cases are modem to antenna platform and, yes, I expect to get the question later — including our gas PAs and our PA modules into those devices.

But we don’t stop there. We also have Samsung. And we also have a design win at Samsung Devices in ’18. That’s the beginning of what we wanted to be a very successful trajectory for front-end business. It’s a great opportunity for us to create growth and value to our customers in mobile. And that is going to go all the way as we move into 5G. So in addition to having those design wins that we have now, as we have every single piece of technology in Qualcomm, from the baseband to the antenna.

We also are making a preview today of what is going to be a completely new architecture for front-end and wireless. This is the first tunable 5G/4G multimode front-end. And the reason this is so significant, because as we go from 4G to 5G, and you have all of the different band combinations, I would like to make a statement that it is going to be very difficult for you not to design this as a system level solution. And that’s what Qualcomm’s semiconductor business is; we’re a system company. That’s the essence of what the Snapdragon platform is. And you have to have the ability to rely on signal from the network and signals from the baseband to configure both the front-end, by reducing significantly the size, the build material and it’s the first time that you actually have a smart front-end system that you have a controller that is tuning that front-end in between 4G and 5G. And I think that’s going to be a disruptive solution in the front-end space. We’re very excited to be able to come to this CES in 2018 and announce our progress in the RF front-end business with many of our longstanding partners and to be able to show from this starting point where we are going as we change the mobile industry to 5G. So that’s one I think piece of information we have to share with you.

So with that I’m going to change to a different segment. I talked about the front-end and now I’m going to go to the other four segments that’s been expanding the SAM of Qualcomm. And one has been the Always Connected PC that we announced back in Hawaii. We’re very pleased today to know that when Microsoft and Qualcomm created this category called the Always Connected PC, that category was announced in Hawaii with the presence of Microsoft and Qualcomm, many of the PC partners, including AMD, based on some of the news I saw today, this category has been embraced by the entire PC ecosystem, which is great news. We all want to see an always connected PC with modem technology. And we’re actually changing the landscape in the PC space with all day battery life, more than one day battery life, over 20 hours. The message is you don’t need to carry your charger in your bag when you take your PC. You don’t have to worry about boot time anymore because it doesn’t matter, it’s always on, it’s always connected. And we would like you all to be at 11 a.m. when we have yet another partner for the Always Connected Snapdragon PC which is going to be the Lenovo announcement tomorrow.

We talked about front-end, we talked about PC, and now we’re going to go into networking. And I will take a little bit of time to go over the network announcement because this is one that we’re particularly excited about. And it actually changes how you should think about the home and the networking. So will start by saying we had made enormous progress in the industry with our Wi-Fi mesh networks. Wi-Fi self-organizing networks to provide coverage for the whole home has redefined Wi-Fi and the consumers have already made the decision. 40% share now in the United States retail revenue of access point is Wi-Fi mesh. When it started in ’17 at single digits. It’s 40% of the revenue in the market right now, because consumers want Wi-Fi in every corner of the room. It’s not about having an access point that you have gigabit speeds; it’s about having gigabit in every room. And it’s because many of the services are being consumed in mobile devices. And by taking that solution that we build a number one position in access point in retail and enterprise, we’re now reshaping the carrier segment, and that’s very important. The carrier segment has been not a significant market for Qualcomm because it’s been traditionally driven by the incumbent which is associated with the wireline modem.

As the operator now understands, the fixed broadband, it’s not about the wireline modem, it’s about providing coverage in the entire home because mobile devices are the ones using that data. That allows us to take the Wi-Fi mesh into the home.

And we had a very exciting announcement with Plume. We are into the Plume device which is now a part — it is integrated into the XFINITY xFI system for whole home coverage in one of the leading operators. And that started to change the profile of what an operator networking solution is and created an opportunity for Qualcomm to go take to the carrier segment, which was primarily driven by the wireline incumbent, to make that a solution as similar as we’ll be able to do in retail and enterprise. So that’s another exciting announcement. It’s what I describe as winning the leading device in the new category for expansion and diversification of our business.

From networking, we are not stopping at Wi-Fi. As you think about Wi-Fi in providing coverage into the entire home, that becomes a platform that you can add more capabilities. There is an announcement made by ASUS about a speaker that is also a router. One of the things we have done partnering with Amazon and Microsoft, we actually have now Alexa Voice Service and Cortana Virtual System adding to the Qualcomm mesh platform. So you’ve started to add the new integrated voice capabilities. As you have coverage everywhere in your home, you’re starting to add capabilities to that and made it a technology that will be based on Qualcomm’s speakers. We take a system level approach and try to put that into the router.

And then more important, you make the router a data collection platform. If you were an operator, that is the best solution for you to become a hub for the IoT and collect data through the Qualcomm platform for machine learning in the home. So that has been a great opportunity. It’s a platform for innovation. It’s the Qualcomm system DNA that is going to change how we think about the Wi-Fi access point business by bringing new technologies into the retail enterprise but also the carrier system.

A couple more new business segments as we go to the announcements. Another one is the automotive space. And I will give you some data about how well we’re doing in automotive.

We talk about $3 billion in new markets outside the phone, not including the front-end as we ended the year ’17. On the automotive alone, we already have over a $3 billion design pipeline. And we’ve been very focused on three areas: telematics, infotainment and in-car connectivity. And we have now virtually all global OEM working with Qualcomm and in ’17 alone we have 25 new design wins. But I’ll give you a little bit of new data points before the announcements we have today.

When we think about the car, the car is a great platform for innovation. And going back to the strategy or focusing where we can leverage mobile technology, we started by connecting cars with 2G and 3G. And at that time, you have somewhat very attractive, but a finite number of use cases. You can remember like services that are available like On Star. You have emergency crash identification diagnostics. Then you start to add remote lock and lock and stolen vehicle recovery. But 4G changed that with the connected car.

And when you think about 4G plus 5G, it’s a whole suite of new use cases that virtually creates in the views of an OEM, there should be no car that is not a connected car. And the connected car will change how the car maker interacts with the car; it will change how the consumer data interacts with the car; how entertainment data interacts with the car; how insurance companies interact with the car. Besides that, you have all the other services inside the car. So it’s a great opportunity in telematics.

In addition to telematics is what’s happening in infotainment. And that is intuitive to explain what’s happening. When cellular starts to boom as a portable device in the early days of 2G, everybody was taking their cell phone when they were behind the wheel. And how we just take it for granted that we have a hands free connection with Bluetooth. The same is happening today because a smartphone is not just for voice. So users are behind the wheel, they’re looking at the smartphone. That creates a great opportunity and understanding for car makers to actually change dramatically how the car UI, on the infotainment, the rear seat entertainment, the dashboard is designed. And I’ll argue that that’s a very democratic feature. You’re starting to see now entry level cars with premium tier infotainment. That’s been the power of Snapdragon. We have designs with 12 automakers right now. And on infotainment alone, it’s over $1 billion pipeline for Qualcomm. We virtually won the majority of every single premium tier infotainment RFP that was issued in 2017 for cars that are going to be on the road in 2019 and beyond. So it’s very exciting. And with that, I have three major announcements to make today.

One announcement is we’re announcing the partnership with Jaguar Land Rover for infotainment and telematics solutions for their cars. There’s one thing about this announcement that is very significant: This is the very first announcement of an infotainment system that isn’t MSM. The modem is included in the application processor. In that case, you have an SoC across telematics in the infotainment system. It is also one that it starts to take into consideration multiple silicon opportunities into a car as you no longer upgrade the infotainments [inaudible] rear seat entertainment in the dashboard.

In addition to this great partnership with Jaguar Land Rover, we also are announcing today a partnership with Honda for the 2018 Honda Accord, which is going to be on the road with a Snapdragon automotive platform and 4G telematics.

And we’re announcing a partnership with BYD for the electrical cars. And that also brings for the first time in the discussion for power efficient automotive solutions as the cars go to the process of electrification. We’ve a partner for BYD for also the digital cluster in addition of the infotainment.

So those are the three announcements for the car and I’m going to go to closer to the end of the presentation as we get to some of the new segments.

IoT is one of the greatest opportunities that we have in the long run given the size of the market. And IoT, it is in ’17, in over $1 billion in revenue for Qualcomm. And when we look at all the different categories that we are in IoT, it’s a very broad market: wearables, robots and drones, connected camera, industrial, the home entertainment, home control and automation, voice and music. We’ve been very focused on winning the designs that are redefining the category. So I have some examples for you. But what we see that is very exciting about this is through the power of low power processing multimedia and connectivity, we actually can redefine that market, leveraging all the technology we have in the mobile space.

In picking a few announcements that we have in CES, this one is one that is very significant. When you think about the evolution of voice UI as a natural UI that is going to evolve and particularly with progress in machine learning, and you think about the smart audio platforms, we’re announcing today three partnerships: one with Amazon Alexa that is going to be part of the Qualcomm smart audio platform. The other one is with Google for the Google Assistant. And the last one is with Microsoft for Cortana. So you think about the Qualcomm platform now for the smart audio. And a platform that we actually put in all the devices in the home as I highlighted before in the router. And you add that to the partnership we had announced last year with both Alibaba and Baidu in China for voice UI, you should think about now Qualcomm has the ability in any device that our customers want to build to have many of those solutions coming in the Qualcomm referenced implementation. So you can make every speaker, you can make any home hub device, you can make any router device capable of supporting an assistant and a voice UI solution and we’re very excited to announce this broad partnership with the entire ecosystem on the Qualcomm platforms.

And this announcement is one that I’m particularly very excited about. If you remember, we had an acquisition that we made a while ago of CSR. And this business has been very successfully integrated into Qualcomm, has been a growth story for us, but more importantly will be able to take the technology and the R&D from Qualcomm to create very innovative solutions in that space. And we’re announcing right now our new Qualcomm low bar Bluetooth audio SoC. And I’ll give a perspective for you what is the capability of the device.

As the market changed to ear pods or earbuds, how you want to call it, our solution offers a 65% reduction in power consumption. So if you want me to give you a use case example, for talk time, if you want to be using that for a phone conversation versus the leading solution today for EarPods, the Qualcomm solution will give you 60% more talk time. It’s a significant change in power consumption and performance, and we’re making this available as a reference design to many of our OEMs creating actually three interesting opportunities for Qualcomm and our partners. One is for all the existing and well established high quality audio brands to be developing those products and offered to their customers. The second one is for handset OEMs to partner with those companies and have that as an accessory for their smartphone. And the last one is many of our handset OEMs to think about that as an accessory they can put in box for the smartphone device. So we’re very excited. That’s the best platform in the industry today bar none. And I think it’s something that will be very successful with our partners.

And the last part of our presentation is how we think about new immersive use cases. And we embraced early augmented reality and virtual reality. We have over 20 devices launched with XR and over 20 in development. And to talk about this, I would like to invite our great partner. He’s actually my personal friend and other fellow Brazilian, Hugo Barra, Facebook Oculus. Thank you very much. Thank you for coming.

Hugo:

All right. Thank you, Cristiano. First of all, it’s — let me just go back one slide here. It’s great to be back here at CES. My first time with you on stage. Thank you on behalf of the Oculus team for this opportunity.

Last year at our developer conference, we announced a new virtual reality product called Oculus Go. Oculus Go is our first standalone VR product which is in this sweet spot between mobile VR, which is VR that you connect to your phone, and

PC VR, which is VR that you connect to your computer. So it’s the sweet spot in the middle and it’s a new category that we think will bring a lot more people into VR. And we think standalone VR is going to push the limits of innovation in our industry.

Oculus Go is going to be the most accessible standalone VR product in the market at an incredibly affordable price. And we have two quick announcements today about Oculus Go.

Our first announcement today is that Oculus Go is built on the Qualcomm Snapdragon mobile VR platform. In fact, it’s going to ship with a Snapdragon 821 chipset. And we’ve worked very closely with Qualcomm to make sure that we have the ideal combination of high performance and power efficiency that we think we need for Oculus Go.

We’ve also been working with one of the world’s most exciting and innovative consumer electronics companies. And our second announcement today is that Xiaomi is our hardware partner for launching Oculus Go globally. We’re really excited about this partnership and that’s not all of it. In fact, today Oculus and Xiaomi are jointly announcing a new standalone VR product that’s designed specifically for the Chinese market. And to talk to you about this exciting new product, I’d like to invite on stage Xiaomi VP Thomas Tang.

Thomas:	Thank you very much. Good afternoon, everyone. My name is Thomas, VP of Xiaomi ecosystem and head of Mi Lab.

Xiaomi’s mission is to bring innovation to everyone. We are so excited to bring innovation into our partnership with Oculus and Qualcomm. Today we are announcing Mi VR standalone, a new product we built exclusively for the China market. It looks like twins, right? It shares the core hardware with Oculus Go. It is based on Xiaomi VR platform and supports the Oculus Mobile SDK. So this allows existing Oculus developers to bring their VR content to Chinese users.

So we will have more details to share soon. Thank you and see you. Thank you.

Cristiano:	I think we have a photo opportunity together. Ready? Hugo, thank you so much. Much appreciated. Thank you, much appreciated. Thank you for the great partnership.

So in summary, there’s two things I want to share with you before we go to Q&A. Maybe I’d like to summarize that we’re really working hard to set the pace for other industries, leveraging innovation in mobile. We’re well positioned to be supporting many of our partners and lead a transition of the industry from a very successful 4G industry to an upcoming 5G. And we’re going to continue to be extending mobile technology in the largest scale ever of the consumer electronics industry, which is mobile, into other industries to create innovation in other industries, opportunities for our customers and growth and diversification opportunities for Qualcomm. And that’s why I would like to summarize with the CES, we’re happy to make more substantial progress and announcements in the automotive, the IoT, the mobile computer space, in the networking and the front-end and mobile, and we’re looking forward to that being a very successful business for Qualcomm.

I have one more thing to say before we will go to the Q&A. I would like to ask you to please join us. We have a very important upcoming event later this month in China with many of our partners of the China ecosystem. The China mobile ecosystem is a very vibrant mobile ecosystem. It could represent a very interesting change in dynamics as many of the Chinese players become global players. And we have a number of exciting announcements that we’re going to make at the end of the month in a similar event in China and I would like you to please stay tuned with Qualcomm and join us with those announcements. Thank you very much. I’m happy to take questions now at the Q&A.

I believe we have time for about four questions.

Ian:

Hi, Cristiano, Ian from AnandTech. Last year we were told that for VR to take off, especially with Qualcomm and the mobile platform, that for AAA titles and AAA movies and lots of content creation consumption, we’d need 100 million devices in the ecosystem to make it worthwhile to put in the money. Obviously the relationship with Oculus Go is one stage of that. How is that going to change Qualcomm through 2018, 2019 and how can you make 100 million a reality?

Cristiano:

Maybe I’ll answer your question with a provacative statement which is, yes, I understand it’s not a fair comparison. But remember the very first cellular devices, they were like big transportable devices and very different than what we have today, what we saw in the mobile revolution. So I think what you saw today, those devices are becoming smaller, they’re becoming more affordable. The technology is actually creating now very acceptable levels of performance at competitive price points. You see companies like Facebook Oculus focusing and generating scale by partnering with Xiaomi for global expansion. And I think I would not bet against the scale mobile. It’s difficult to make a prediction of how we’re going to get to 100 million devices. But I will argue that, even if we get a transition from 4G to 5G and all of a sudden you have mature 5G networks with much higher bandwidth, much lower latency, I think the experiences are going to be much more compelling. You’re going to have a modification as I mentioned of social interaction with social presence. And I think that could be a compelling experience.

We believe in XR. We believe that it’s going to fundamentally change. We understand there are obstacles but I think what we see a trajectory and we want to keep marching down the cost and the scale until we get there. thank you.

Mike:

Hi Cristiano. Mike Walkley with Canaccord Genuity. I just want to ask your view of 5G rollout, just how do you see it progressing maybe relative to a 4G rollout. And building on that, when 4G rolled out, Qualcomm really enabled it and had such strong share. Can you maybe discuss how you see Qualcomm’s place in rolling out 5G in the competitive environment?

Cristiano:

Very good. Thank you for your question. I know we don’t have a lot of time but I do want to spend a little bit of time on this question because it touches a number of areas. First of all, how are we seeing the 5G rollout. I think now the industry is getting more clarity. 5G is not about millimeter wave, it’s not about sub-six, it’s about both and it’s going to be about refarming of existing spectrum as well. And I think you’ve seen now operators across the globe, United States, Europe, where’d you expect, Australia, Japan, China, Korea, all making plans to have deployments as early as late ’18, beginning of ’19, to the second half of ’19. Building a scale, and we see two types of deployments. We see operators that already have sub-six basically looking into the existing microcells and deploying a sub-six base station. We also see operators relying on millimeter wave to create a more dense network. One data point which is very interesting. With real operator data as some of this discussion matures, for example using the United States as an example. In the market of Chicago, just on existing sites, when you deploy millimeter wave, the coverage reliability was about 70% which is much better than people thought. That takes a lot of the traffic, leaving some of the lower frequencies for indoor. And in 5G, unlike other technologies, that’s another important distinction. You don’t need to have ubiquitous coverage because the fast switching attributes, you can go and rely on the gigabit LTE.

So to answer to your question, deployments are happening the following way. Operators moving to gigabit LTE; you’ll see that everywhere. We have over 40 operators because that’s the foundation. That is going to be to a 5G network what’s GSM. You know, 2G for voice was in the early days of 3G and 4G. That’s a gigabit LTE. And then on top of that you have sub-six and millimeter wave.

Now to your question about the ramp. One thing that is giving us a lot of excitement about 5G, is not only the demand for unlimited data and faster speeds and operators trying to get to a lower cost point on the cost per bit. But we saw a trajectory that has been like this of increasing build materials with more memory content like flash. You have phones going from 64 to 128 to 256 and beyond. Once you have 5G and you have coverage, many of those OEMs are now realizing you don’t need that much memory because you’re always connected with the cloud. And certain services, you just rely on cloud connectivity because of the lower latency and high speed. So as you have the additional cost of the bands and the technology on the 5G, you may have a reduction in memory and we’re looking at very interesting economics that indicate that we could have a very successful transition.

From a competitive standpoint, look, we always believe that for you to be a leader in a new generation of technology you have to be a leader in all of the proceeding technologies because it’s not about checking the box on the standard; it’s about having a mode solution that is scale. That’s why, instead of talking about the baseband that we announced in ’16 and we already had commercial silicon that we’re doing standard compliant over the air, we’re talking about a tunable front-end, we’re talking about how to get gigabit LTE, how to get all those things, and I believe this system level approach will continue to give Qualcomm a differentiated position.

Dean:	Dean Takahashi from VentureBeat. I wondered how concerned you are about the Spectre and Meltdown bugs and whether it is going to cause you some delays or not.

Cristiano:

I expected I’d get that question. Look, I think there is a number of information out from the Android ecosystem, from Google, from ARM. There are a couple things that are unique about the mobile ecosystem. I think that’s why actually we talk sometimes, we refer back to mobile behavior. In mobile behavior, most users download software from an app store. That’s kind of different. So I think you have to a malware installed in your device. And then on top of that, when you look at what the impact is you had on Android and ARM, and we had patches that actually got released as early as December to some of the OEMs. I think Android has — Google has been very proactive working with us and with ARM on the availability of solutions. And I think it’s not the same level of concern. And specifically, when we look at the fixes that are available, particularly when you get to the memory mapping, access to memory. I think the mobile ecosystem probably has the benefit that there’s negligible to none performance impact. So it is not an area of concern for us and for the mobile ecosystem right now.

Male:

This is related to your last question regarding this Snapdragon 845 and this SPU technology which I think more people would like to know more about. Maybe you could address it here because it’s related to connectivity as well as security.

Cristiano:

Yes. I think maybe if I refer back to our Snapdragon Tech Summit on the 845, we announced a new capability of the Snapdragon platform, the SPU, were for security. What I’m going to talk about with the SPU is we’re looking at security from a holistic manner. And I will give you a little bit of the background. Every single industry today, you will have a hard time finding a single industry you cannot touch by a smartphone, whether it’s in the customer interactions, B2B, a smartphone is somewhere in the node. If you secure the smartphone, you actually can avoid a lot of duplication of security. So the principle behind the SPU is actually to have a comprehensive system level security that ranges from the ability to store secure data. For example, you have multiple interactions within the platform that collects biometric data, from fingerprint reader, from camera, etc. How you actually can extract some of that information and secure it in a secure area, so that’s a vault element of the solution. Also the ability to have a secure execution environment, the ability to build other security solutions on top. So SPU is about taking security as a platform and try to have a comprehensive solution to tough many aspects. So you can think about, how can the ecosystem rely on the SPU and actually have that as a platform that they can build on top? That’s where it innovated with the 845 and you should expect that in the future platforms on the Snapdragon family. All right, I think I have time for one last question. All right, that’s good then. Thank you for your time.

[End of recording]

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TECH

Mega Chip Deal Alarms Some Chinese Smartphone Makers

A potential merger between Qualcomm and Broadcom would create the world's third-largest chip company

Two large Chinese smartphone manufacturers said they are against the potential merger of chip giants Broadcom Ltd. AVGO -2.03% and Qualcomm Inc., QCOM 0.59% fearing it could squeeze the mobile companies' profit margins and benefit large global rivals to their detriment.

Executives from China's Oppo Electronics Corp. and Vivo Electronics Corp., which together generate more than 10% of Qualcomm's $22 billion in annual revenue, said they are worried about possible price hikes and other changes that could come down the pipe if Broadcom succeeds in its $105 billion hostile takeover bid for San Diego, Calif.-based Qualcomm.

A third Chinese customer, Xiaomi Corp., said it also has reservations about a merger, which would create the world's third-largest chip company.

Any deal between the chipmakers won't be decided for months. Broadcom, which is currently co-headquartered in San Jose, Calif. and Singapore, in November launched a bid for Qualcomm that was rejected by the latter's board. Broadcom has since proposed replacing Qualcomm's board of directors, and the matter will be put to a shareholder vote in March.

If a deal is reached, it would have to go through antitrust and regulatory reviews in multiple countries. Opposition to a merger from China's largest smartphone makers could hurt efforts by Broadcom to win over Chinese regulators.

Roughly one in three smartphone users in China carry a device from Oppo, Vivo or Xiaomi, according to Kantar Worldpanel ComTech, whose data shows that Apple Inc. has about a 24% market share in China's urban markets.

Qualcomm's total shipments to the three Chinese smartphone makers are more than double its shipments to Apple's suppliers, according to research firm IDC.

Executives from Broadcom and Qualcomm have in recent weeks held discussions with their customers over the merits and drawbacks of a deal.

Broadcom's chief executive Hock Tan said his company has spoken with many Qualcomm customers, including some in China. "They are highly supportive of the transaction," he said a statement to The Wall Street Journal.

Dialing Up

Share of smartphone sales in China's urban markets


0%
10
20
30
40
Huawei
Apple
Xiaomi
Oppo
Vivo
Others

Note: Three-month period ending Nov. 2017
Source: Kantar Worldpanel ComTech

"We have heard from many large customers around the world, especially from China, who have serious concerns about a Broadcom acquisition of Qualcomm," a Qualcomm spokesman said.

In December, Mr. Tan traveled to China and met with some customers. The Malaysian-born executive, who has a reputation as a heavy cost-cutter, arrived at one of the customer meetings in a shabby-looking Toyota car, according to an individual at a company he visited.

During an hour-long meeting, the 65-year-old executive claimed that shareholders of Qualcomm weren't happy with how the company was run and that Broadcom saw an opportunity to significantly reduce Qualcomm's operational costs, said a person familiar with the matter.

Executives of Xiaomi, Oppo and Vivo interviewed by the Journal said they are worried Broadcom could hike chip prices if it acquired Qualcomm—and also drastically cut Qualcomm's spending on research and development.

They said that could disadvantage them in the long run, as Qualcomm's spending has in the past given the company and its customers a head start on new mobile technologies. Qualcomm has of late been investing heavily in developing fifth generation, or 5G, wireless technology.

The executives of the three companies, which last November signed a non-binding deal with Qualcomm to purchase $12 billion worth of components over the next few years, also said they might switch to other suppliers if Broadcom succeeds in its acquisition. Though the firms are also Broadcom customers, they generate less revenue for Broadcom than they do for Qualcomm.

To be sure, Qualcomm has had legal battles with many customers and disputes with regulators in multiple countries. The conflicts have stemmed from Qualcomm's business model of charging customers for both its chips and use of its patents, which has led some critics to allege that the company uses its dominant market position in chips unfairly.

Apple has sued Qualcomm for unfair trade practices, and its contract manufacturers have refused to pay royalties to Qualcomm since early 2017.

In China, Qualcomm reached a 2015 settlement with the country's National Development and Reform Commission after the economic planning body accused the company of violating anti-monopoly law and fined it some $975 million. The settlement saw Qualcomm reduce royalty fees for its licenses on mobile technology patents.

During one of Mr. Tan's recent meetings in China, the Broadcom executive said he wanted to revamp Qualcomm's patent and licensing fee arrangements, which customers took to mean they would pay less in licensing fees and more for chips.

"He thought we would support this idea because of immediate cost reduction, but that's not how we see things," said one executive from a Chinese smartphone maker who attended the meeting. The bigger worry for the Chinese phone companies is losing ground in the longer run to global rivals, the executive said.

—Yifan Xie

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January 8, 2018 | bloomberg.com

Technology

Qualcomm Unveils New Products, Numbers to Show It's OK Alone

by **Ian King**
January 8, 2018

- Chipmaker says it's dominating in automotive infotainment.
- Mobile component maker is fighting Broadcom's $105 billion bid



Photographer: David Paul Morris/Bloomberg

Qualcomm Inc., the biggest maker of chips that run smartphones, unveiled a raft of products and customer wins beyond its mobile stronghold, trying to show it can continue as an independent company.

The company, target of a $105 billion hostile takeover bid by Broadcom Ltd., touted dominance in automotive chips, new processors for voice-controlled speakers and components for wireless headphones. It's taking market share from Broadcom in home Wi-Fi routers and will soon challenge that company's position in antenna parts for smartphones, Qualcomm said Monday at a presentation at the CES consumer electronics conference in Las Vegas.

"Most people think of us as mobile-only," Qualcomm President Cristiano Amon said, while noting the company generated $3 billion in sales outside of its main business in 2017. "We're going to markets that mobile technology is disrupting. The new designs that redefine some of those markets are using Qualcomm. "

The company has $3 billion worth of orders for automotive parts, Amon also said. As carmakers try to upgrade their center console and infotainment displays for smartphone-addicted consumers, Qualcomm is being asked to provide the technology, he said. Jaguar Land Rover Automotive Plc, Honda Motor Co. and China's BYD Auto Co. are all new customers, he added.

Proving that Qualcomm's technology reach is expanding outside its traditional area of strength in modems may be crucial to persuading investors to side with management in rejecting the Broadcom bid. Broadcom argues chipmakers need to combine and concentrate on core strengths while cutting efforts to expand into new areas that typically don't pay off.

Qualcomm is directly taking on Broadcom in Wi-Fi chips for home routers, said Amon. Until now internet service providers such as Comcast Corp. have used cheaper, less-capable chips to build the modems they give to consumers, he said. As that market has been challenged by startups providing products with better Wi-Fi capabilities, Comcast and others are responding by upgrading their offerings -- and are increasingly using Qualcomm chips, he said.

And within phones, Qualcomm is poised to take share from Broadcom in the market for radio frequency, or RF, parts, said Amon. New 5G wireless services will require phones capable of connecting to multiple frequency bands. That's done currently by increasing the number of RF chips. A new product from Qualcomm can be tuned to different frequencies, avoiding the need for many of these extra chips in phones, he said. LG Electronics Inc., HTC Corp., Samsung Electronics Co., Sony Corp. and Alphabet Inc.'s Google are all signed up to use the new Qualcomm RF offering, said Amon.

In the market for voice-controlled speakers, Qualcomm has developed a set of chips that integrate most of the major services including Amazon.com Inc.'s Alexa, Microsoft Corp.'s Cortana and Google's Assistant. The Qualcomm product will let speaker makers easily produce devices that have one or all of these services, he said.

The chipmaker is also taking a swing at a market currently dominated by Apple Inc. It's going to begin offering chips that enable wireless earbuds to run longer on one battery charge and provide better sound than the market leader, Amon said.

Facebook Inc.'s upcoming $200 standalone Oculus Go virtual reality headset will be powered by a Qualcomm mobile processor, according to Facebook VR chief Hugo Barra. During Qualcomm's presentation at CES, Barra also said the headset will be manufactured by China-based Xiaomi Corp. for global distribution and that a Xiaomi-branded model would be sold exclusively in its home market. Bloomberg reported on the new, cheaper headset last year.

— With assistance by Mark Gurman

Posted from *Bloomberg.com*, January 8, 2018, copyright by Bloomberg L.P. with all rights reserved.
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Qualcomm’s 5G, VR, Auto and IoT Efforts Take the Spotlight at CES Qualcomm is now shipping over 1 million chips per day for the burgeoning Internet of Things hardware market. By Eric Jhonsa Jan 8, 2018 9:04 PM EST These days, Qualcomm’s (QCOM - Get Report) chip business is pretty far down on the list of things it draws headlines for, as battles with Broadcom’s (AVGO - Get Report) management, Apple’s (AAPL - Get Report) legal department and NXP Semiconductors’ (NXPI - Get Report) shareholders take the spotlight. The company tried its best to change that dynamic at its CES press event on Monday, unveiling a number of new chips, design wins and partnerships that collectively aim to burnish its credentials as a leading and envelope-pushing supplier of processing, connectivity and RF chips for connected devices. Qualcomm also tried its best to remind the world just how substantial its non-mobile chip businesses are, and how important they are to its growth strategy. The growing automotive chip market, a field that Qualcomm would significantly grow its exposure to if it bought NXP, got a fair amount of attention. Qualcomm announced new Snapdragon processor and/or modem design wins with Honda (the 2018 Accord), Jaguar/Land Rover and Chinese electric car maker BYD, and noted 12+ automakers are using its Snapdragon Automotive platform for infotainment systems. Qualcomm also noted virtually every major automaker is using Qualcomm chips of some kind (in many cases, 4G modems), and that its total backlog of automotive design wins is north of $3 billion. With Nvidia indicating it plans to de-emphasize its market-leading infotainment processor business (based on its Tegra processors) to focus on autonomous driving opportunities, there could be an opportunity for Qualcomm to take share. Tech analyst Patrick Moorhead is impressed with the auto backlog disclosure, as well as with the fact that Qualcomm’s total non-smartphone chip revenue in “adjacent areas” totaled $3 billion in fiscal 2017 (up over 25% annually and equal to almost a fifth of total chip revenue). “I thought Qualcomm did a good job showing their growth opportunities independent of NXP and Broadcom,” he said. Also disclosed: Qualcomm is now shipping over 1 million chips per day for the burgeoning IoT hardware market. The company announced deals with Amazon (AMZN - Get Report) , Alphabet/Google (GOOGL - Get Report) and Microsoft (MSFT - Get Report) to allow their respective voice assistant platforms to be baked into Qualcomm-powered smart speakers, and - for compa-nies looking to launch alternatives to Apple’s very popular AirPods, which are based on Apple’s W1 Bluetooth system-on-chip (SoC) - a new Bluetooth audio SoC claimed to consume 65% less power than “previous single-chip Bluetooth audio solutions.” For the virtual-reality headset space, Qualcomm had Hugo Barra, Facebook’s (FB - Get Report) VP of VR, appear on the stage to confirm that the recently-announced Oculus Go standalone VR headset is powered by a Snapdragon 821 processor. And a Xiaomi exec appeared to announce that the Chinese smartphone maker will be shipping a headset for the Chinese market that’s based on the Go’s hardware. As for Qualcomm’s giant mobile chip business, the company was eager to talk about the traction made by its RF chip business. 11 months after launching a major RF filter JV with Japan’s TDK, Qualcomm says it has landed design wins for its RF front-end solutions (they contain a number of RF components and modules) with Samsung (SSNLF) , Google, HTC, LG and Sony (SNE - Get Report) . Not surprisingly, Qualcomm’s 5G efforts also got some airtime. The company reiterated it aims to make 5G-capable smartphones a reality by 2019, and noted 5G will bring about another major increase in RF complexity; the company thinks over 10,000 5G band combinations will need to be supported, or more than 10 times as many combinations as 4G requires. Aside from acting as a boon for RF chip sales, Qualcomm thinks this complexity makes the “system-level” approach it’s taking to 5G R&D - one that covers mo-dems, RF and much else - more compelling. After taking in the announcements, I have a little more appreciation for why many chip industry followers aren’t happy about Broadcom’s hostile bid to acquire Qualcomm. Broadcom spends much less than Qualcomm on R&D as a percentage of revenue, and should it succeed in buying Qualcomm, it’s not hard to imagine at at least a few of the initiatives highlighted at Qualcomm’s CES event being axed or at least having their budgets cut. Of course, none of that means a Broadcom-Qualcomm deal would be bad for Broadcom shareholders. But as its CES event shows, Qualcomm is a different kind of company, one that’s willing to make big R&D investments in growth markets that could take a few years or more to deliver a major payoff.

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TECHNOLOGY NORTH AMERICA

Silver Lake, Silicon Valley Deal Pioneer, Plays Unaccustomed Role: Predator

Private-equity firm, in a departure from custom, is backing Broadcom's hostile bid for Qualcomm

By Miriam Gottfried and Dawn Lim

Broadcom Ltd. has drawn a lot of attention with its $105 billion hostile takeover bid for rival chip maker Qualcomm Inc. Behind the scenes, Silver Lake is also playing a major role backing Broadcom, in an unusual move that breaks with an unwritten code among private-equity firms.

Silver Lake and other buyout shops have always tended to work constructively with management teams, concerned that unwelcome moves will alienate prospective partners. Only nine deals have been completed in the U.S. in which a private-equity firm participated in a hostile bid since data provider Dealogic began keeping records in 1995. None was done by Silver Lake and all have been under $2 billion.

But private-equity firms are under pressure to find new ways to earn the rich returns they have historically notched from buyouts as asset prices hover around highs and investors have record amounts of cash to spend.

With $39 billion in assets, Silver Lake is one of the biggest players in technology investing. It pledged $5 billion in convertible debt to back Broadcom's bid for Qualcomm, announced last month. As much as half of that would come from the firm's coffers, making it Silver Lake's largest investment ever.

The wager is consistent with the firm's history of backing portfolio companies such as Dell Technologies Inc. and Symantec Corp. as they pursue consolidation strategies. But the bid for Qualcomm is bold even by the standards of hostile takeovers, and Silver Lake's involvement is deep.

Broadcom launched the effort with little warning and then on Dec. 4 put forward its own slate of 11 directors that are to be voted on in Qualcomm's board elections next year.

Five of the proposed nominees have some connection to a current or former Silver Lake portfolio company—including Seagate Technology PLC and what is now Dell—

Buyout Bonanza

Silver Lake has reaped more than $4 billion in gross proceeds from its investment in Broadcom.

Broadcom's share price (formerly Avago)


$300
200
100
0
2009
'10
'11
'12
'13
'14
'15
'16
'17
1
2
3
4
5

1. Aug. 6, 2009: Silver Lake reaps a return of more than five times its original investment, or $2.1 billion, through a gradual sale of shares following Avago's IPO.
2. May 6, 2014: Avago closes acquisition of LSI Corp., using $1 billion in convertible financing from Silver Lake.
3. Feb. 2, 2016: Avago completes acquisition of Broadcom, changing its name. Silver Lake converts its debt investment to Broadcom equity.
4. Nov. 6, 2017: Broadcom makes unsolicited bid for Qualcomm, backed by a $5 billion commitment from Silver Lake.
5. Nov. 17, 2017: Broadcom closes deal for Brocade Communications Systems.

Source: WSJ Market Data Group

or have worked in the past with Kenneth Hao and Jim Davidson, two of Silver Lake's managing partners. A sixth, Michael Geltzeiler, is a consultant to Singapore state investment firm Temasek Holdings Pte. Ltd., an investor in Silver Lake funds that has participated in a few of its deals. Temasek also has a small stake in Broadcom.

In private equity's early days, pension funds that backed buyout firms were often uncomfortable being party to hostile takeovers. Many private-equity firms still have clauses built into their limited-partner agreements prohibiting the practice, though Silver Lake doesn't.

Temasek, which has an international port-

(over please)

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Private-Equity Takeovers

Hostile deals by PE firms since 1995

TARGET	ACQUIRER(S)	YEAR	DEAL VALUE
WinsLoew Furniture	Trivest Furniture	1999	$255M
Quintiles Transnational	Pharma Services	2002	$1.7B
Plains Resources	Vulcan Capital Management	2003	$432M
Register.com	RCM Acquisition	2005	$189M
SuperValu (minority share)	Yucaipa Companies	2006	$680M
Kellwood	Sun Capital Partners Group	2007	$544M
Citadel Broadcasting	Cumulus Media; Crestview Partners	2010	$1.6B
Talbots	Sycamore Partners	2011	$178M
SciClone Pharmaceuticals	GL Capital Group; Bank of China Group Investment;	2016	$535M

Source: Dealogic

folio consisting largely of minority stakes in companies, distanced itself from the Qualcomm bid and said it had no prior knowledge of Mr. Geltzeiler's participation. He "is one of a number of advisers engaged by Temasek," a spokesman said in an email. "These independent advisers are nonexecutive and are not involved in the day-to-day management and decisions of Temasek's business."

Mr. Geltzeiler said in a LinkedIn message: "My involvement on this matter is completely independent of my consulting assignment with Temasek."

Other Silver Lake investors say they support the firm's move, pointing to its record of doing audacious deals that reap big returns. Its purchase in 2009 of a majority stake in Skype at a $2.75 billion valuation paid off just two years later when Microsoft Corp. bought the internet-phone service for $8.5 billion.

Silver Lake, like other buyout shops, has a long history of working with companies' existing management in buyouts. Founded in 1999, its early backers included prominent technology investors and the chiefs of some of the biggest companies in the industry. Its founders—Roger McNamee, David Roux, Mr. Davidson and Glenn Hutchins—used these relationships and their industry knowledge to secure deal opportunities.

Mr. Davidson is the only one of the four founders still involved in the firm. He participates in fundraising but has stepped away from day-to-day management.

Silver Lake's decision to align itself with Broadcom and its chief executive, Hock Tan, has proved lucrative over the past 12 years, resulting in total gross proceeds of more than $4 billion. In 2005, the private-equity firm joined with KKR & Co. to buy the semiconductor business of Agilent Technologies Inc. for $2.66 billion, changing that unit's name to Avago Technologies Ltd. Mr. Tan, who had just sold Integrated Circuit Systems Inc., was chosen as CEO. Avago went public in 2009 after incorporating in Singapore.

Since then, Avago has been a serial acquirer, completing six deals since 2013. It bought semiconductor developer LSI Corp. for $6.6 billion in 2014. In 2016, it acquired Broadcom Corp. for $37 billion and adopted its name. In November, Broadcom closed a $5.5 billion deal to buy Brocade Communications Systems Inc.

Silver Lake provided $1 billion in convertible-debt financing for the LSI deal. It converted that into equity when Avago acquired Broadcom, and the firm now owns less than 1% of Broadcom. Silver Lake's Mr. Hao is a Broadcom board member.

In a number of these deals, he has been the one who initiated the discussions that ultimately lead to a merger, according to securities filings. A former investment banker who worked alongside Mr. Davidson at Hambrecht & Quist—now part of JPMorgan Chase & Co., Mr. Hao discussed a possible Broadcom combination with Qualcomm CEO Steve Mollenkopf in April 2016, a filing shows.

Qualcomm, which was concerned about the risk that regulators would block such a tie-up, announced an agreement to purchase NXP Semiconductors NV for $39 billion instead. The two sides had no communication in the months before Broadcom sprung its hostile bid, a regulatory filing shows.

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Broadcom: The Semiconductor Valeant

Nov. 7, 2017 5:34 AM ET | 23 comments | About: Broadcom Limited (AVGO), Includes: QCOM



Ranjit Thomas, CFA
Long/short equity, long-term horizon, hedge fund manager, CFA
MARKETPLACE Stock Scanner

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Summary

- By excluding intangible amortization associated with patents/product rights that have a definite life and substantial cash restructuring/integration charges, Broadcom is inflating the profits it presents to investors, just like Valeant.
- Its need to constantly make larger acquisitions in order to pro-forma out expenses is running up against its enormous size.
- Broadcom's shares have 35% downside to fair value.
- *This idea was discussed in more depth with members of my private investing community, Stock Scanner.*

Introduction

Three years ago, I published an article on Seeking Alpha detailing how Valeant Pharmaceuticals (VRX) was hoodwinking investors by substituting acquisitions for R&D and pretending this was costless by presenting pro-forma financials that ignored the substantial costs associated with the amortization of intangibles and restructuring. This was when Valeant's stock was steadily ascending, with fawning articles in the press and nary a peep from analysts or investors on the accounting shenanigans the company was employing. I would urge you to read that article to get an understanding of the accounting legerdemain employed by serial acquirers. In that article I said:

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How does the game end? Eventually, the company runs out of meaningful acquisition opportunities to feed the beast, patents and product rights expire, debt comes due and earnings (even the non-GAAP kind) fall.

Later that year, Valeant made a blockbuster bid for Allergan, which fell apart, and soon the company's whole business model (and stock) crumbled. Today, I watch in amazement as a company in the semiconductor space is operating almost identically, with no one raising a skeptical voice. It is not a perfect comparison, but at least I will surface some ways in which the companies' *modi operandi* are similar.

In short, both Broadcom (AVGO) and Valeant in its heyday were constantly making debt-fueled acquisitions, touting their cost-cutting skills and a low tax rate as a competitive advantage. While Valeant claimed a 15% tax rate, Broadcom goes one further and presents a sub-5% tax rate (on a non-GAAP basis). There is almost no jurisdiction in the world that has such a low tax rate, so it is incomprehensible that the company's actual tax rate would be so low, especially when most of its employees are in the US. There is a risk that the tax mechanisms that the company uses will be challenged by US (and possibly other) tax authorities.

Financials and the GAAP gap

Broadcom acquired LSI and PLX in 2014, Emulex in 2015 and Broadcom in 2016 (the company was then known as Avago and took the target's name post-acquisition while retaining its own stock symbol). Its announced acquisition of Brocade in 2017 is pending. In four years, it has gone from being a marginal player with $2.5 billion in annual revenue to one of the largest semiconductor firms with more than $17 billion in annual revenue. The acquisition of Broadcom really gave the company the opportunity to dump a huge amount of expenses into a $996 million restructuring charge in 2016. It also took an inventory charge of $1,185 million, benefiting future earnings by this amount. The company's non-GAAP profit figures started diverging widely from the GAAP figures and the cash the company was generating. I present below some financials for the past three years. The company has an Oct 31

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'* • ( ' year-end, so the 2017 figures are annualized based on three quarters of reports. GAAP earnings from continuing operations: 2017: $1,645 million, $3.72 per share 2016: -$1,749 million, -$4.46 per share 2015: $1,391 million, $5.27 per share Non-GAAP earnings presented to investors: 2017: $6,885 million, $15.23 per share 2016: $4,672 million, $11.45 per share 2015: $2,613 million, $8.98 per share Free cash flow (my calculation based on operating cash flow less share-based compensation less net purchases of PP&E): 2017: $4,117 million, $9.31 per share 2016: $2,014 million, $5.26 per share 2015: $1,603 million, $5.70 per share As you can see, AVGO claims its non-GAAP earnings are 4x its GAAP earnings currently, and 67°/o more than its free cash flow, even as the company has done a creditable job of generating cash in 2017. However, this includes the add-back of a large amount of intangible amortization, part of which is a real expense that will have to be offset by continued cash use on future acquisitions. As of the end of 2016, the company had $13.7 billion of intangible assets subject to amortization. This amount included $10.4 billion of purchased technology (amortized over 6 years on average) and $2.9 billion of customer and distributor relationships (amortized over 2 years on average). <( ' <( The mitigating factors Analysis News People Portfolio Seeking Alpha

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I would be remiss in not pointing out some differences between AVGO and VRX. AVGO's non-exclusion of intangible amortization is not as egregious as VRX's as pharma patents almost certainly become worth far less when they expire, while in the semiconductor space, a company can continue to sell products associated with old technology. Also, the customer relationships that represent part of AVGO's intangible amortization continue to be valuable even as they are amortized. (This is really a flaw in GAAP accounting that gave the opening for companies to go ahead and exclude all intangible amortization from their adjusted results). Also, unlike VRX, AVGO has done a good job at selling at inflated prices parts of companies it buys, for example the sale of LSI's flash business to Seagate (STX) for $450 million. This has reduced the net purchase price of its acquisitions and limited the amount of debt it has had to take on ($13.6 billion at last count).

Valuation: Fair value of $180 per share, with more than 30% downside

What are the company's shares worth? 16x 2017 annualized free cash flow would give you $149, which would amount to approximately 38x GAAP EPS. I would argue that the cash flow is somewhat inflated and the GAAP EPS somewhat understated from the company's true earnings power.

Increasing the valuation by 20% to be conservative, the shares are worth $180 each. That is 35% downside from the current $278 level.

The Qualcomm offer

On Nov 6, 2017, Broadcom made an unsolicited offer to acquire Qualcomm (QCOM) for more than $100 billion. Qualcomm is locked in a fight with one of its largest customers, Apple (AAPL). Under normal circumstances, a company would think twice about wanting to take on a messy legal fight that would also threaten its own revenues, since Broadcom is a major supplier to Apple as well. The only logical reason to do so is because there are few semiconductor companies of the size that can make a difference to Broadcom. I do not believe that an acquisition at the proposed price of $70 per QCOM share will

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1 ' Search by symbol,author,keyworrl... create any fundamental value, but will give the company the chance to obfuscate its results further. I expect Qualcomm's management and founders to push back against this offer. Disclosure: I am/we are short AVGO THROUGH OPTIONS. I wrote this article myself, and it expresses my own opinions. I am not receiving compensation for it (other than from Seeking Alpha). I have no business relationship with any company whose stock is mentioned in this article. About this article: Expand... Analysis News People Portfolio Seeking Alpha

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts

How to Vote >

Contacts

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

For Investors
John Sinnott
(858) 658-4813
ir@qualcomm.com

For Media
Pete Lancia
(858) 845-5959
corpcomm@qualcomm.com

For Stockholders with Questions About How to Vote Their Shares
INNISFREE M&A INCORPORATED
U.S. and Canada: (877) 456-3442 (toll-free)
Other locations: (412) 232-3651

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote >

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© 2018 Qualcomm Incorporated

Qualcomm

Qualcomm

Board of Directors | Press Releases | Stockholder Letters | Videos | Additional Materials | Media | Contacts | How to Vote ›

How to Vote

Creating substantial near- and long-term value. Support Qualcomm.
Vote only the WHITE proxy card. Discard any Blue proxy cards you receive.

We expect that you will be receiving multiple mailings of proxy materials from both Qualcomm and Broadcom over the coming weeks. Please do not be alarmed: this is to be expected in a proxy contest.

Why so many materials? Because shareholders can vote more than once—but **only your latest-date proxy will count**.

Voting is very easy. **Please sort through the materials to find the WHITE proxy cards/voting instruction forms**. They will clearly say "WHITE" and "Qualcomm" on them. We urge you to **only** vote the WHITE proxy cards/voting instruction forms and discard all the voting material you receive from Broadcom.

Once you have identified the WHITE proxy cards or voting instruction forms, voting can be done quickly:

VOTE ONLINE

- Locate the Control Number on your WHITE proxy card or voting instruction form
- Access the website indicated on your WHITE proxy card or voting instruction form
- Follow the prompts provided on the website

VOTE BY PHONE

- Locate the Control Number on your WHITE proxy card or voting instruction form
- Dial the telephone number indicated on your proxy card or voting instruction form
- Follow the prompts provided on the phone

VOTE BY MAIL

- Sign and date your WHITE proxy card or voting instruction form
- Return your WHITE proxy card or voting instruction form in the postage-paid envelope provided

Remember that if you hold your shares through more than one account, you will receive a proxy card or voting instruction form for each account. **It is very important that you vote with respect to each account you own.**

If you have questions about how to vote your shares, please contact the firm assisting us with the solicitation:

INNISFREE M&A INCORPORATED
Toll-Free at (877) 456-3442 (from the U.S. and Canada)
(412) 232-3651 (from other locations)

THANK YOU FOR YOUR SUPPORT!

Frequently Asked Questions

Your vote matters.


Qualcomm

Vote FOR all 11 highly experienced & qualified Qualcomm directors on the WHITE proxy card today.


Broadcom

DISCARD any BLUE proxy cards you receive.

How to Vote ›

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Contacts | Disclaimer
© 2018 Qualcomm Incorporated
Qualcomm

Frequently Asked Questions on Voting Your Qualcomm Shares

Question: Why did I receive a mailing regarding the upcoming annual meeting?

•                  All Qualcomm stockholders receive proxy materials in advance of each of our annual meetings with instructions on how to vote your shares and information with which to make your voting decision.

•                  All Qualcomm stockholders are receiving proxy materials with a WHITE proxy card or WHITE voting instruction form to vote for Qualcomm’s Board of Directors and on other important matters.

•                  You may also receive voting packages from Broadcom, which have a Blue proxy card. Simply DISCARD any voting package that contains a Blue proxy card. You do not need to return any Blue proxy cards.

Question: How do I vote if I want to support Qualcomm?

•                  Qualcomm’s Board of Directors recommends that all Qualcomm stockholders vote the WHITE proxy card or WHITE voting instruction form:

1.              FOR all of Qualcomm’s Directors (Proposal 1)

2.              FOR Proposals 2-7

3.              AGAINST Proposal 8

•                  You can vote one of three ways:

1.              Online

2.              Phone

3.              Mail

•                  Follow the instructions on your WHITE proxy card or WHITE voting instruction form to vote in one of the above three ways.

Question: Why is this year different from prior years?

•                  Broadcom has made an unsolicited proposal to acquire Qualcomm for $70 per share and is now seeking to replace Qualcomm’s Board. Our Board believes that the Broadcom proposal dramatically undervalues the Company and carries significant regulatory uncertainty. The Board also believes the Broadcom nominees are inherently conflicted, have minimal relevant experience and are likely to act in the best interests of Broadcom stockholders, not Qualcomm stockholders. The Qualcomm Board recommends that Qualcomm stockholders vote FOR the re-election of Qualcomm’s entire slate of 11 highly qualified and experienced nominees. To do so, simply vote FOR ALL nominees listed in Proposal 1 on the WHITE proxy card.

Question: When should I vote?

•                  We suggest you vote as soon as possible. No matter how many or how few shares you own, your vote is important.

•                  The deadline for voting by phone or online if shares are held in a bank or brokerage account is 11:59 pm ET on March 5. If you hold registered shares, we urge you to vote online or by phone by 9:00 am ET on March 6, 2018.

•                  Importantly, if you inadvertently return a Blue proxy card or Blue voting instruction form, you can always cancel that vote by submitting a later-dated vote using a WHITE proxy card or WHITE voting instruction form online, by phone, or by mail. Only your latest-dated vote counts.

Question: If I want to support Qualcomm, should I vote against Broadcom’s nominees on the Blue card?

•                  No. You should discard any Blue proxy card.

•                  If you vote using the Blue proxy card or Blue voting instruction form (even if you mark “withhold” on Broadcom’s nominees), it will not support the election of Qualcomm’s Directors and will cancel any vote you previously cast using the WHITE proxy card or WHITE voting instruction form.

•                  Vote FOR Qualcomm’s entire slate of 11 highly qualified and experienced nominees on the WHITE proxy card or WHITE voting instruction form.

•                  If you inadvertently return a Blue proxy card or Blue voting instruction form, you can always cancel that vote by submitting a later-dated vote using a WHITE proxy card or WHITE voting instruction form online, by phone, or by mail. Only your latest-dated vote counts.

Question: I usually get materials delivered electronically. Why am I receiving hard copies this year?

•                  Because there is a proxy contest this year, stockholders are receiving hard copy mailings instead of e-mails. No matter how many or how few shares you own, your vote is important and you will receive mailings with a WHITE proxy card or WHITE voting instruction form.

•                  Your preferences will remain unchanged for future stockholder meetings. If you have opted for electronic delivery of your annual proxy materials, you will continue to receive materials electronically for next year’s Annual Meeting.

Question: I received multiple proxy packages. Why?

•                  You will receive a voting package for each account in which you hold Qualcomm shares.

•                  Each package may have different voting instructions for the shares in that particular account. It’s important that you vote every WHITE proxy card or WHITE voting instruction form from each package you receive.

•                  You may also receive voting packages from Broadcom, which have a Blue proxy card. DISCARD any voting package that contains a Blue proxy card.

Question: My proxy package went to the wrong address.  Can my address be corrected for future mailings?

•                  Qualcomm cannot change the address that appeared on your accounts for the shares you owned as of the Record Date, January 8, 2018, so you will continue to receive mailings at that address until the Annual Meeting.

•                  If you need help receiving proxy packages at another address, please call the firm assisting us in the solicitation of proxies, Innisfree M&A Incorporated (“Innisfree”) at the toll-free number shown below.

Question: Why would I hold Qualcomm shares in different accounts?

•                  You may have multiple accounts holding Qualcomm shares, such as personal brokerage accounts or retirement accounts.

•                  Each account that holds Qualcomm shares is required to send you a voting package.

Question: If I received multiple proxy packages, can I vote all my shares on one card?

•                  No. You must vote the WHITE proxy card or WHITE voting instruction form you receive with respect to EACH ACCOUNT in which you hold Qualcomm shares.

•                  If you own Qualcomm shares in multiple accounts, you will receive a voting package for each account.

•                  Each account may have different voting instructions. It’s important to follow the voting instructions on the WHITE proxy card or WHITE voting instruction form for each package you receive.

•                  Even if you end up voting the same accounts again, that’s okay — your shares will only be counted once, and only your latest vote counts.

•                  Discard any package with a Blue proxy card or Blue voting instruction form.

Question: Why are the voting instructions in each proxy package different?

•                  If you hold Qualcomm shares in multiple accounts, each account may have different voting instructions.

•                  You must follow the voting instructions on the WHITE proxy card or WHITE voting instruction form for each account that holds Qualcomm shares in order to support Qualcomm.

Question: I have already voted. Why am I getting additional letters and the same White proxy cards again? Do I need to vote again?

•                  Yes. We recommend that you vote all of the WHITE proxy cards or WHITE voting instruction forms you receive. Because of the importance of this year’s vote, you will receive multiple letters from Qualcomm with additional WHITE proxy cards or WHITE voting instruction forms. Each mailing contains information about the issues involved in the proxy contest that we believe stockholders should know about.

•                  ONLY YOUR LATEST-DATED VOTE COUNTS. If you already voted a Blue proxy card, submit a new later-dated WHITE proxy card to cancel the Blue vote.

Question: I received a phone call asking if I had received my voting materials and if I had any questions. Why am I receiving this call?

•                  Qualcomm has asked a company called Innisfree M&A Incorporated (“Innisfree”) to contact our stockholders and encourage them to vote their WHITE proxy cards or WHITE voting instruction forms.

•                  Innisfree will also help you with any questions you have about the voting process or the annual meeting.

•                  You may continue to receive calls like this in advance of the Annual Meeting on March 6, 2018.

•                  You also may receive calls on behalf of Broadcom. You have no obligation to take those calls.

Question: I have already received multiple calls — can I be taken off the call list now?

•                  Yes, Innisfree can remove your name from Qualcomm’s call list—please let Innisfree know.

•                  However, please note that neither Qualcomm nor Innisfree can control whether or not Broadcom removes your name from its call list.

IF YOU HAVE ANY OTHER QUESTIONS ABOUT VOTING YOUR SHARES,

PLEASE CALL INNISFREE M&A INCORPORATED:

Toll-Free at (877) 456-3442 (from the U.S. and Canada)

Or

(412) 232-3651 (from other locations)

QualcoJV\M > Board of Directors Press Releases Stockho der Letters Videos AdditionalMaterials Media Contacts ADDITIONAL INFORMATION Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S.Securities and Exchange Commission (the "SEC") in connection with its solicitation of proxies for its 2018 AnnualMeeting of Stockholders (the "2018 AnnualMeeting"). QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement,any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC's website at www.sec.gov. CERTAIN INFORMATION REGARDING PARTICIPANTS Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm's stockholders in connection with the matters to be considered at the 2018 AnnualMeeting. Information regarding the identity of potentialparticipants, and their direct or indirect interests,by security holdings or otherwise,is set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Any statements contained in this website that are not historicalfacts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally,statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results;the resolution of licensing disputes and the impact and timing thereof;expected market,industry, geographic and organic growth and trends;future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities;benefits from planned cost reductions;technology and product leadership and trends;Qualcomm's positioning to benefit from any of the above; potentialbenefits and upside to Qualcomm's stockholders related to any of the above;and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as "anticipate;'"believe;'"estimate;'"expect;'"forecast;'"intend;'"may;' "plan;'"project;'"predict;'"should;'"wi l" and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm's current expectations or beliefs,and are subject to uncertainty and changes in circumstances. Actualresults may differ materially from those expressed or implied by the statements herein due to changes in economic, business,competitive,technologicasl trategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm's filings with the SEC,including those discussed in Qualcomm's most recent AnnualReport on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC's website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm's website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Third Party Information This website may contain or refer to news,commentary and other information relating to Qualcomm generated by,or sourced from,persons or companies that are not affiliated with Qualcomm. The author and source of any third party information and the date of its publication are clearly and prominently identified.Qualcomm has neither sought nor obtained permission to use or quote such third party information,including, without limitation,information generated by Broadcom Limited and certain of its affiliates (together, "Broadcom"). QUALCOMM HAS NOT ASSISTED IN THE PREPARATION OF THE THIRD PARTY INFORMATION,INCLUDING,WITHOUT LIMITATION, INFORMATION GENERATED BY BROADCOM, CANNOT GUARANTEE THE ACCURACY,TIMELINESS, COMPLETENESS OR AVAILABILITY OF THE THIRD PARTY INFORMATION,AND DOES NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH INFORMATION. Stay informed. Sign up for emailalerts below. > EmailAddress QualcoJV\M Contacts I Disclaimer © 2018 QualcommIncorporated Sign up How to Vote

Additional Information

Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).  QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this website that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Additionally, statements regarding operating results for future years, growth in operating results and the factors contributing to future operating results; the resolution of licensing disputes and the impact and timing thereof; expected market, industry, geographic and organic growth and trends; future serviceable addressable market size and growth; anticipated contributions from and growth in new opportunities; benefits from planned cost reductions; technology and product leadership and trends; Qualcomm’s positioning to benefit from any of the above; potential benefits and upside to Qualcomm’s stockholders related to any of the above; and the regulatory process and regulatory uncertainty are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of such statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.